UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-02896

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 15

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2017

Date of reporting period:	8/31/2017

Item 1 – Reports to Stockholders

PRUDENTIAL SHORT DURATION HIGH YIELD INCOME FUND

ANNUAL REPORT

AUGUST 31, 2017

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Objective: To provide a high level of current income

Highlights

•	The Fund benefited overall from very strong issue selection during the reporting period, highlighted by positions in the industrial, health care & pharmaceutical, and gaming/lodging/leisure sectors.

•

Sector positioning was the primary drag on performance during the reporting period. The Fund was hurt by overweight positions relative to the Bloomberg Barclays US High Yield Ba/B rated 1-5 Year 1% Capped Index (the Index) in industrial and health care & pharmaceutical, though this was offset somewhat by strong individual issue selection in both sectors.

•	Positioning within retailers & restaurants, paper & packaging, and the consumer non-cyclical sectors also dampened returns.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), each Fund’s Class A, Class C, Class R and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Funds as new additions to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Funds.

In addition, on or about the Effective Date, the Class R shares of each Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z or Class Q shares of the Funds, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Funds’ Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

Prudential Short Duration High Yield Income Fund

However, the following new investors may continue to purchase Class A, Class C, Class R and Class Z shares of a Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in a Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R or Class Z shares of a Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of a Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Funds also reserve the right to refuse any purchase order that might disrupt management of a Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Short Duration High Yield Income Fund informative and useful. The report covers performance for the 12-month period ended August 31, 2017.

Effective April 3, 2017, Prudential Investments became known as PGIM® Investments. Why PGIM? This new name was chosen to further align with the global investment management businesses of Prudential Financial, which rebranded from Prudential Investment Management in January 2016. This new name allows for one brand and reflects our ability and commitment to delivering investment solutions to clients around the globe. Please keep in mind that only the Fund adviser’s name was changed: The name of your Fund and its management and operation will not change.

Major global events during the reporting period included the US presidential election and domestic issues related to the new administration’s policy initiatives. The US economy experienced weak growth during the first quarter of 2017, although stronger growth took place in the second quarter. Britain began its formal legal process to leave the European Union, and recent parliamentary elections in Britain resulted in unseating the majority party. Overall, global economic growth picked up slightly.

Equities in the US reached new highs, and international equities gained significantly. European stocks posted impressive results. Asian markets were solid, and emerging markets outperformed most regions.

In mid-June, the Federal Reserve raised its federal funds rate by 0.25% for the second time in 2017. Fixed income markets were mixed, as rising interest rates affected bond markets. High yield and emerging markets bonds were among the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial adviser who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short Duration High Yield Income Fund

October 16, 2017

Prudential Short Duration High Yield Income Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/17 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	1.25	3.22 (10/26/12)
Class C	2.99	3.15 (10/26/12)
Class Q	4.97	4.39 (10/27/14)
Class Z	4.91	4.19 (10/26/12)
Bloomberg Barclays US High Yield Ba/B Rated 1–5 Yr 1% Capped Index	6.22	—
Lipper High Yield Funds Average	7.46	—

	Average Annual Total Returns as of 8/31/17 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	4.65	3.93 (10/26/12)
Class C	3.98	3.15 (10/26/12)
Class Q	4.97	4.39 (10/27/14)
Class Z	4.91	4.19 (10/26/12)
Bloomberg Barclays US High Yield Ba/B Rated 1–5 Yr 1% Capped Index	6.22	—
Lipper High Yield Funds Average	7.46	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Bloomberg Barclays US High Yield Ba/B Rated 1-5 Year 1% Capped Index by portraying the initial account values at the beginning of the period for Class A shares (October 26, 2012) and the account values at the end of the current fiscal year (August 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 fiscal years of returns. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to inception date for the indicated share class.

Prudential Short Duration High Yield Income Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1%	None	None

Benchmark Definitions

Bloomberg Barclays US High Yield Ba/B Rated 1–5 Year 1% Capped Index—The Bloomberg Barclays US High Yield Ba/B Rated 1–5 Year 1% Capped Index (the Index) represents the performance of US short duration, higher-rated high yield bonds. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class A, C, and Z shares through 8/31/17 is 4.77% and 3.88% for Class Q shares.

Lipper High Yield Funds Average—The Lipper High Yield Funds Average (Lipper Average) is based on the average return of all funds in the Lipper High Yield Funds universe for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class A, C, and Z shares through 8/31/17 is 5.00% and 3.98% for Class Q shares.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Credit Quality expressed as a percentage of total investments as of 8/31/17 (%)
BBB	7.0
BB	45.0
B	41.4
CCC	4.1
Not Rated	1.9
Cash/Cash Equivalents	0.7
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Distributions and Yields as of 8/31/17
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.51	3.69	3.66
Class C	0.44	3.06	3.03
Class Q	0.54	4.11	4.16
Class Z	0.54	4.07	4.03

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Prudential Short Duration High Yield Income Fund	9

Strategy and Performance Overview

How did the Fund perform?

The Prudential Short Duration High Yield Income Fund’s Class A shares returned 4.65%, without sales charges, (without sales charges) for the 12-month period ended August 31, 2017, underperforming the 6.22% return of the Index and the 7.46% return of the Lipper High Yield Funds Average.

What were market conditions?

•

Short duration, higher quality high yield corporate bonds, as represented by the Bloomberg Barclays Ba/B 1 to 5 Year 1% Constrained Index, generated positive returns during the reporting period. However, it underperformed the broader, longer duration high yield index by 241 basis points, as represented by the Bloomberg Barclays Corporate High Yield Index. The Index’s yield to worst ended the period at 4.19%, tightening 45 basis points over the course of the period. (The yield to worst is the lowest potential yield that can be received on a portfolio of bonds without the issuers actually defaulting.)

•

During the reporting period, the market experienced several significant events, including the uncertainty that followed the UK’s vote in June to leave the European Union (commonly known as Brexit), the surprise victory for Donald Trump in the US Presidential election, three Federal Reserve (Fed) interest rate hikes, and the French and UK elections.

•

Early in the period, commodity-related sectors—particularly metals & mining, chemicals, and energy—outperformed. The energy sector benefited when the Organization of Petroleum Exporting Countries’ (OPEC) agreed to reduce supply, which increased expectations for a more balanced oil market, and subsequently caused the price of crude oil to rise.

•

In the second half of the period, the health care sector was a top performer, as investors took comfort that the Senate was a more difficult place to pass a bill to repeal Obamacare than the Trump Administration initially advertised. The lack of onerous regulatory language regarding drug pricing was also a benefit for high yield pharmaceutical companies.

•

Among the best-performing sectors during the reporting period overall were metals & mining, aerospace/defense, chemicals, and capital goods. The sectors that lagged included retail, consumer products, and media.

What worked?

•

The Fund benefited overall from very strong issue selection during the reporting period, highlighted by positions in the other industrial, health care & pharmaceutical, and gaming/lodging/leisure sectors.

•

Within other industrial, the Fund was helped most by the avoidance of troubled commodities firm Noble Group. The lack of exposure also made Noble Group the Fund’s largest single-name contributor during the period. Although the company reached a deal

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to extend its debt commitments, it has suffered several years of losses and has struggled to get on a long-term path toward financial stability.

•

Other single-name contributors included overweights in Valeant Pharmaceuticals, Scientific Games Corporation (gaming), and Laureate Education (industrial). An underweight in Windstream Holdings (telecommunications) also boosted returns. The outstanding debt of Valeant Pharmaceuticals rallied during the period after the multinational specialty pharmaceutical firm raised earnings guidance. Scientific Games Corporation, a provider of gaming solutions to lottery and gaming organizations worldwide, continued to improve its operating results, helping it to reduce debt and increase liquidity during the reporting period.

•	With regards to sector positioning, the Fund benefited from its underweight position in telecommunications, which lagged the Index during the period.

What didn’t work?

•

Sector positioning was the primary drag on performance during the reporting period. The Fund was hurt by overweight positions relative to the Index in industrial and health care & pharmaceutical, though this was offset somewhat by strong individual issue selection in both sectors.

•

Individual issue selection within retailers & restaurants, paper & packaging, and the consumer non-cyclical sectors also dampened returns. The largest single-name detractors were Agrokor (consumer non-cyclical), Neiman Marcus (retail), PetSmart (retail), and PaperWorks Industries (paper & packaging). Agrokor, a global food and beverage manufacturer based in Croatia, experienced deteriorating credit conditions throughout the reporting period, while at the same time providing limited transparency within its financial statements. Neiman Marcus, along with the rest of the retail sector, struggled during the period, as consumer shopping patterns continued to trend toward the internet and away from traditional brick-and-mortar storefronts. Although PetSmart has some operations—such as boarding and grooming—that cannot be replicated online, its high yield bonds were pressured by the broad weakness in the retail sector.

Did the Fund use derivatives and how did they affect performance?

•

The Fund used derivatives, specifically currency forwards to hedge the currency risk from owning non-US dollar denominated bonds. Additionally, the Fund employed US Treasury futures to hedge interest rate risk relative to the Index. The derivatives helped to immunize any impact from currency and interest rate fluctuations.

Current outlook

•

PGIM Fixed Income believes long-term demand for high yield corporate bonds is supported by a thirst for yield as interest rates remain low due to subdued inflation and central bank support, though these factors were having somewhat less of an impact at the end of the reporting period.

Prudential Short Duration High Yield Income Fund	11

Strategy and Performance Overview (continued)

•	Mergers and acquisition activity, which has generally been positive for high yield credits, is expected to increase under the Republican-led Administration.

•

Macro concerns that could weigh on market sentiment include China, North Korea, the Middle East, European elections, and the Fed. PGIM Fixed Income believes that populism, nationalism, and isolationism are on the rise globally, which is likely to be negative for longer-term economic growth. Although pro-business, Donald Trump’s anti-globalization policies and his unpredictable positions should also boost risk premiums.

•

At the end of the reporting period, key positioning themes were continued underweights in the energy and financials sectors. The Fund was also underweight the capital goods and consumer sectors. Sector overweights included technology, health care & pharmaceutical, metals, and building materials & construction.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

Prudential Short Duration High Yield Income Fund	13

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Short Duration High Yield Income Fund		Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,024.40	1.00%	$5.10
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
Class C	Actual	$1,000.00	$1,020.50	1.75%	$8.91
	Hypothetical	$1,000.00	$1,016.38	1.75%	$8.89
Class Q	Actual	$1,000.00	$1,024.80	0.70%	$3.57
	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57
Class Z	Actual	$1,000.00	$1,024.50	0.75%	$3.83
	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of August 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 96.8%

BANK LOANS 6.8%

Aerospace & Defense 0.1%
DAE Aviation Holdings, Inc., 3 Month LIBOR + 3.750%	5.064	%(c)	07/07/22	3,200	$3,216,000

Capital Goods 0.7%
Laureate Education, Inc., 1 Month LIBOR + 4.500%	5.739	(c)	04/26/24	17,237	17,264,273

Chemicals 0.2%
MacDermid, Inc., 1 Month LIBOR + 3.500%	4.739	(c)	06/07/20	5,540	5,576,695

Food 0.5%
CEC Entertainment, Inc., 1 Month LIBOR + 3.000%	4.239	(c)	02/12/21	10,940	10,872,986

Lodging 0.2%
Golden Nugget, Inc.,
1 Month LIBOR + 3.500%	4.740	(c)	11/21/19	1,337	1,344,949
1 Month LIBOR + 3.500%	4.740	(c)	11/21/19	3,119	3,138,214

					4,483,163

Media 0.3%
LSC Communications, Inc., 1 Month LIBOR + 6.000%^	7.239	(c)	09/30/22	6,575	6,591,726

Non-Captive Finance 0.3%
Exela Intermediate LLC, 3 Month LIBOR + 7.500%	8.804	(c)	07/12/23	6,000	5,925,000

Packaging & Containers 0.3%
Coveris Holdings SA (Luxembourg), 3 Month LIBOR + 4.250%	5.546	(c)	06/29/22	7,608	7,605,136

Retail 0.6%
Academy Ltd., 1 - 3 Month LIBOR + 4.000%	5.218	(c)	07/01/22	3,630	2,413,942
Rite Aid Corp., 1 Month LIBOR + 3.875%	5.115	(c)	06/21/21	4,800	4,817,002
Sally Holdings LLC^	4.500		07/05/24	6,854	6,819,730

					14,050,674

Software 1.0%
BMC Software Finance, Inc., 3 Month LIBOR + 4.000%	5.296	(c)	09/12/22	18,280	18,360,125
Infor US, Inc., 3 Month LIBOR + 2.750%	4.046	(c)	02/01/22	6,754	6,732,162

					25,092,287

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	15

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
BANK LOANS (Continued)

Technology 1.5%
Dell International LLC, 1 Month LIBOR + 2.000%	3.240	%(c)	12/31/18		15,250	$15,263,618
Evergreen Skills SARL, 1 Month LIBOR + 4.750%	5.989	(c)	04/28/21		8,609	7,990,288
Informatica Corp., 3 Month LIBOR + 3.500%	4.796	(c)	08/05/22		5,617	5,622,860
Symantec Corp., 2 Month LIBOR + 1.750%	2.980	(c)	08/01/21		6,838	6,816,239

						35,693,005

Telecommunications 1.1%
Digicel International Finance Ltd., 3 Month LIBOR + 3.750%	5.070	(c)	05/27/24		9,750	9,837,341
Frontier Communications Corp., 1 Month LIBOR + 3.750%	4.990	(c)	06/15/24		13,675	13,004,077
Xplornet Communications, Inc. (Canada), 3 Month LIBOR + 6.000%	7.304	(c)	09/09/21		2,475	2,490,691

						25,332,109

Tobacco 0.0%
Jacobs Douwe Egberts International BV (Netherlands), 3 Month EUR LIBOR + 2.000%	2.750	(c)	07/01/22	EUR	252	302,018

TOTAL BANK LOANS (cost $160,966,434)						162,005,072

CORPORATE BONDS 90.0%

Aerospace & Defense 0.0%
Arconic, Inc., Sr. Unsec’d. Notes	5.720		02/23/19		635	664,586

Auto Manufacturers 0.1%
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A(a)	4.250		11/15/19		1,625	1,669,688

Auto Parts & Equipment 0.7%
American Axle & Manufacturing, Inc.,
Gtd. Notes	5.125		02/15/19		1,282	1,285,205
Gtd. Notes	7.750		11/15/19		8,740	9,603,075
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, Cash coupon 4.125% or PIK 4.875%, 144A	4.125		09/15/21		6,725	6,817,469

						17,705,749

Beverages 0.2%
Cott Beverages, Inc. (Canada), Gtd. Notes(a)	5.375		07/01/22		5,150	5,349,563

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Building Materials 0.7%
CEMEX Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	9.375%		10/12/22	5,000	$5,265,000
Griffon Corp., Gtd. Notes	5.250		03/01/22	3,225	3,293,531
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.125		02/15/21	1,475	1,526,625
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes	6.125		07/15/23	2,000	2,095,000
Gtd. Notes	8.500		04/15/22	3,550	4,002,625

					16,182,781

Chemicals 3.4%
Ashland LLC, Gtd. Notes, 3 Month LIBOR + 1.150%(a)	4.750	(c)	08/15/22	995	1,038,531
CF Industries, Inc., Gtd. Notes	7.125		05/01/20	9,069	9,998,572
Chemours Co. (The), Gtd. Notes(a)	6.625		05/15/23	11,420	12,119,475
Eco Services Operations LLC/Eco Finance Corp., Sr. Unsec’d. Notes, 144A	8.500		11/01/22	2,371	2,477,695
Hexion, Inc., Sr. Sec’d. Notes, 144A(a)	10.375		02/01/22	5,335	5,201,625
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	4.875		06/01/24	13,600	13,600,000
Platform Specialty Products Corp., Sr. Unsec’d. Notes, 144A	10.375		05/01/21	1,950	2,137,688
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A(a)	8.250		01/15/21	17,188	17,854,035
Tronox Finance LLC, Gtd. Notes	6.375		08/15/20	10,095	10,259,044
W.R. Grace & Co., Gtd. Notes, 144A(a)	5.125		10/01/21	7,090	7,710,375

					82,397,040

Coal 1.0%
CONSOL Energy, Inc.,
Gtd. Notes	5.875		04/15/22	16,649	16,649,000
Gtd. Notes	8.000		04/01/23	3,603	3,801,165
Peabody Energy Corp., Sr. Sec’d. Notes, 144A(a)	6.000		03/31/22	3,750	3,843,750

					24,293,915

Commercial Services 0.9%
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Gtd. Notes, 144A(a)	6.375		08/01/23	20,804	21,817,155

Computers 2.0%
Dell International LLC/EMC Corp., Gtd. Notes, 144A	5.875		06/15/21	14,720	15,433,184
EMC Corp., Sr. Unsec’d. Notes	2.650		06/01/20	5,385	5,311,709
NCR Corp.,
Gtd. Notes	5.875		12/15/21	5,545	5,759,869
Gtd. Notes(a)	6.375		12/15/23	6,250	6,679,687

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	17

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Computers (cont’d.)
Western Digital Corp., Sr. Sec’d. Notes, 144A	7.375%	04/01/23		12,705	$13,927,856

					47,112,305

Diversified Financial Services 2.4%
Alliance Data Systems Corp.,
Gtd. Notes, 144A	5.375	08/01/22		7,935	8,113,537
Gtd. Notes, 144A	6.375	04/01/20		10,625	10,744,531
Ally Financial, Inc., Sub. Notes(a)	8.000	12/31/18		2,550	2,728,500
FBM Finance, Inc., Sr. Sec’d. Notes, 144A	8.250	08/15/21		2,500	2,668,750
Navient Corp.,
Sr. Unsec’d. Notes	6.625	07/26/21		2,505	2,670,956
Sr. Unsec’d. Notes(a)	6.500	06/15/22		17,880	18,885,750
Sr. Unsec’d. Notes, MTN	8.000	03/25/20		150	165,563
OneMain Financial Holdings, Inc., Gtd. Notes, 144A	6.750	12/15/19		9,075	9,472,031
VFH Parent LLC/Orchestra Co-Issuer, Inc., Sec’d. Notes, 144A	6.750	06/15/22		1,125	1,167,188

					56,616,806

Electric 4.4%
AES Corp.,
Sr. Unsec’d. Notes	7.375	07/01/21		2,772	3,139,290
Sr. Unsec’d. Notes	8.000	06/01/20		59	67,408
ContourGlobal Power Holdings SA, Sr. Sec’d. Notes, 144A	5.125	06/15/21	EUR	1,550	1,937,915
DPL, Inc.,
Sr. Unsec’d. Notes	6.750	10/01/19		14,673	15,369,967
Sr. Unsec’d. Notes	7.250	10/15/21		8,668	9,426,450
Dynegy, Inc.,
Gtd. Notes(a)	7.375	11/01/22		27,924	28,901,340
Gtd. Notes	8.034	02/02/24		3,300	3,250,500
GenOn Energy, Inc.,
Sr. Unsec’d. Notes(d)	7.875	06/15/17		3,750	2,625,000
Sr. Unsec’d. Notes(d)	9.500	10/15/18		7,953	5,487,570
Sr. Unsec’d. Notes(a)(d)	9.875	10/15/20		3,463	2,389,470
Melton Renewable Energy PLC (United Kingdom), Sr. Sec’d. Notes	6.750	02/01/20	GBP	1,860	2,474,949
NRG Energy, Inc.,
Gtd. Notes	6.250	07/15/22		22,650	23,725,875
Gtd. Notes	6.625	03/15/23		6,400	6,624,000

					105,419,734

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Entertainment 3.0%
CCM Merger, Inc., Sr. Unsec’d. Notes, 144A (original cost $10,450,000; purchased 03/08/17)(f)	6.000%		03/15/22		10,450	$10,868,000
Churchill Downs, Inc., Gtd. Notes	5.375		12/15/21		16,063	16,559,347
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(a)	4.375		04/15/21		3,700	3,848,000
International Game Technology PLC, Sr. Sec’d. Notes, 144A	6.250		02/15/22		6,775	7,469,437
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875		02/01/24		2,257	2,431,918
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A	5.000		08/01/18		8,567	8,579,850
National CineMedia LLC, Sr. Sec’d. Notes	6.000		04/15/22		4,457	4,468,142
Scientific Games International, Inc.,
Gtd. Notes	6.625		05/15/21		7,675	7,943,625
Gtd. Notes	10.000		12/01/22		4,350	4,839,375
Sr. Sec’d. Notes, 144A	7.000		01/01/22		3,975	4,243,313

						71,251,007

Environmental Control 0.4%
Clean Harbors, Inc., Gtd. Notes	5.125		06/01/21		9,961	10,135,318

Food 2.4%
Hearthside Group Holdings LLC/Hearthside Finance Co., Gtd. Notes, 144A	6.500		05/01/22		3,173	3,228,528
Iceland Bondco PLC (United Kingdom), Sr. Sec’d. Notes, 144A, 3 Month GBP LIBOR + 4.250%	4.545	(c)	07/15/20	GBP	1,903	2,461,786
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A	7.250		06/01/21		8,350	8,555,410
Gtd. Notes, 144A	7.250		06/01/21		15,925	16,316,755
Gtd. Notes, 144A(a)	8.250		02/01/20		8,675	8,805,125
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A	9.000		11/01/19		11,855	12,210,650
SUPERVALU, Inc.,
Sr. Unsec’d. Notes(a)	6.750		06/01/21		5,150	4,969,750
Sr. Unsec’d. Notes(a)	7.750		11/15/22		1,900	1,805,000

						58,353,004

Forest Products & Paper 0.8%
Cascades, Inc. (Canada), Gtd. Notes, 144A	5.500		07/15/22		7,403	7,662,105
Mercer International, Inc. (Canada), Sr. Unsec’d. Notes	7.750		12/01/22		8,293	8,832,045
Neenah Paper, Inc., Gtd. Notes, 144A	5.250		05/15/21		2,350	2,385,250

						18,879,400

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	19

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Gas 0.1%
NGL Energy Partners LP/NGL Energy Finance Corp., Gtd. Notes	7.500%	11/01/23	3,125	$3,007,813

Hand/Machine Tools 0.1%
Apex Tool Group LLC, Gtd. Notes, 144A	7.000	02/01/21	3,450	3,053,250

Healthcare-Products 0.6%
Mallinckrodt International Finance SA, Gtd. Notes(a)	4.750	04/15/23	2,500	2,181,250
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A(a)	4.875	04/15/20	3,035	3,012,238
Gtd. Notes, 144A(a)	5.750	08/01/22	8,590	8,461,150

				13,654,638

Healthcare-Services 6.5%
Acadia Healthcare Co., Inc.,
Gtd. Notes	5.125	07/01/22	650	672,750
Gtd. Notes(a)	5.625	02/15/23	1,075	1,120,688
Centene Corp., Sr. Unsec’d. Notes(a)	5.625	02/15/21	4,625	4,810,000
CHS/Community Health Systems, Inc.,
Gtd. Notes(a)	6.875	02/01/22	3,300	2,734,875
Gtd. Notes(a)	7.125	07/15/20	16,075	15,120,547
Gtd. Notes(a)	8.000	11/15/19	6,018	5,965,342
Sr. Sec’d. Notes	6.250	03/31/23	5,250	5,289,375
HCA Healthcare, Inc., Sr. Unsec’d. Notes(a)	6.250	02/15/21	7,851	8,479,080
HCA, Inc.,
Sr. Sec’d. Notes	4.250	10/15/19	4,600	4,743,750
Sr. Sec’d. Notes	6.500	02/15/20	3,000	3,266,940
Kindred Healthcare, Inc., Gtd. Notes(a)	8.000	01/15/20	23,674	23,496,445
LifePoint Health, Inc., Gtd. Notes	5.500	12/01/21	11,550	11,988,900
Molina Healthcare, Inc., Gtd. Notes	5.375	11/15/22	5,419	5,649,308
Select Medical Corp., Gtd. Notes	6.375	06/01/21	6,950	7,165,172
Surgery Center Holdings, Inc., Gtd. Notes, 144A	8.875	04/15/21	10,400	10,686,000
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.375	10/01/21	350	355,688
Sr. Sec’d. Notes	4.750	06/01/20	5,850	6,032,812
Sr. Sec’d. Notes	6.000	10/01/20	2,000	2,129,380
Sr. Sec’d. Notes, 144A	4.625	07/15/24	10,725	10,722,855
Sr. Unsec’d. Notes	6.750	02/01/20	12,170	12,702,437
Sr. Unsec’d. Notes(a)	6.750	06/15/23	3,700	3,670,770
Sr. Unsec’d. Notes(a)	8.000	08/01/20	5,500	5,580,850

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Universal Health Services, Inc., Sr. Sec’d. Notes, 144A(a)	4.750%	08/01/22	3,525	$3,630,750

				156,014,714

Home Builders 6.9%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A	6.875	02/15/21	8,175	8,410,031
AV Homes, Inc., Gtd. Notes	6.625	05/15/22	2,050	2,119,188
Beazer Homes USA, Inc.,
Gtd. Notes(a)	5.750	06/15/19	6,385	6,640,400
Gtd. Notes(a)	8.750	03/15/22	10,040	11,094,200
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.500	12/15/20	6,423	6,599,633
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A(a)	6.125	07/01/22	4,846	5,051,955
CalAtlantic Group, Inc.,
Gtd. Notes	6.250	12/15/21	1,382	1,522,791
Gtd. Notes	8.375	05/15/18	15,066	15,687,472
KB Home,
Gtd. Notes(a)	4.750	05/15/19	12,924	13,247,100
Gtd. Notes	7.000	12/15/21	1,770	1,977,975
Gtd. Notes	7.500	09/15/22	5,345	6,133,388
Gtd. Notes	8.000	03/15/20	500	558,750
Lennar Corp.,
Gtd. Notes	4.125	01/15/22	8,200	8,446,000
Gtd. Notes(a)	4.750	11/15/22	2,600	2,717,000
Gtd. Notes	4.875	12/15/23	750	793,125
Gtd. Notes	6.950	06/01/18	125	129,400
M/I Homes, Inc., Gtd. Notes	6.750	01/15/21	8,150	8,516,750
Mattamy Group Corp. (Canada),
Gtd. Notes, 144A	6.500	11/15/20	7,920	8,078,400
Sr. Unsec’d. Notes, 144A(a)	6.875	12/15/23	3,150	3,205,125
Meritage Homes Corp.,
Gtd. Notes	4.500	03/01/18	10,224	10,275,120
Gtd. Notes(a)	7.000	04/01/22	2,295	2,604,825
New Home Co., Inc. (The), Gtd. Notes, 144A	7.250	04/01/22	5,050	5,226,750
PulteGroup, Inc., Gtd. Notes	4.250	03/01/21	6,975	7,246,327
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A	5.250	04/15/21	12,678	12,973,397
Gtd. Notes, 144A	5.875	04/15/23	1,675	1,775,500

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	21

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
TRI Pointe Group, Inc., Gtd. Notes	4.875%	07/01/21	8,395	$8,772,775
William Lyon Homes, Inc., Gtd. Notes	5.750	04/15/19	6,977	7,064,213

				166,867,590

Iron/Steel 1.9%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.125	06/01/18	18,760	19,272,148
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC (Australia), Gtd. Notes, 144A(a)	6.500	05/15/21	13,275	13,967,955
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Gtd. Notes, 144A(a)	6.375	05/01/22	6,725	6,943,562
Steel Dynamics, Inc., Gtd. Notes	6.375	08/15/22	4,585	4,745,475

				44,929,140

Leisure Time 0.5%
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A	4.750	12/15/21	5,653	5,857,921
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes	7.250	03/15/18	2,000	2,055,999
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A	8.500	10/15/22	4,450	4,655,813

				12,569,733

Lodging 4.4%
Boyd Gaming Corp., Gtd. Notes(a)	6.875	05/15/23	1,200	1,290,000
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties, Sr. Sec’d. Notes	8.000	10/01/20	33,107	33,934,675
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A	8.500	12/01/21	9,501	9,928,545
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sec’d. Notes, 144A	10.250	11/15/22	3,175	3,484,721
Sr. Sec’d. Notes, 144A	6.750	11/15/21	3,675	3,822,000
MGM Resorts International, Gtd. Notes(a)	6.625	12/15/21	3,600	4,041,000
Gtd. Notes	6.750	10/01/20	2,500	2,775,000
Gtd. Notes	8.625	02/01/19	20,991	22,906,429
Station Casinos LLC, Gtd. Notes	7.500	03/01/21	6,076	6,303,850
Wynn Macau Ltd. (Macau), Sr. Unsec’d. Notes, 144A(a)	5.250	10/15/21	15,975	16,318,462

				104,804,682

Machinery-Diversified 0.7%
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A	8.750	12/15/19	5,175	5,317,312
CNH Industrial Capital LLC, Gtd. Notes	4.875	04/01/21	3,925	4,154,220
Zebra Technologies Corp., Sr. Unsec’d. Notes(a)	7.250	10/15/22	6,479	6,867,740

				16,339,272

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media 11.1%
Cablevision Systems Corp., Sr. Unsec’d. Notes	7.750%	04/15/18	8,370	$8,621,100
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes	5.250	03/15/21	4,980	5,116,950
Sr. Unsec’d. Notes(a)	5.250	09/30/22	20,475	21,089,250
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125	12/15/21	14,277	14,526,847
Sr. Unsec’d. Notes, 144A(a)	5.125	12/15/21	11,952	12,161,160
Sr. Unsec’d. Notes, 144A	6.375	09/15/20	26,176	26,772,813
Clear Channel Worldwide Holdings, Inc., Series A, Gtd. Notes	6.500	11/15/22	7,315	7,479,587
Series A, Gtd. Notes(a)	7.625	03/15/20	3,050	3,004,250
Series B, Gtd. Notes(a)	6.500	11/15/22	4,592	4,729,760
Series B, Gtd. Notes	7.625	03/15/20	8,685	8,652,431
Cogeco Communications, Inc. (Canada), Gtd. Notes, 144A(a)	4.875	05/01/20	1,340	1,371,825
CSC Holdings LLC, Sr. Unsec’d. Notes	7.625	07/15/18	632	660,440
Sr. Unsec’d. Notes	7.875	02/15/18	1,750	1,791,563
DISH DBS Corp., Gtd. Notes	4.250	04/01/18	8,095	8,186,069
Gtd. Notes	5.125	05/01/20	25,137	26,456,692
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	5.500	04/15/21	17,535	17,951,456
Sr. Unsec’d. Notes	6.375	04/01/23	1,480	1,541,050
Nexstar Broadcasting, Inc., Gtd. Notes, 144A(a)	6.125	02/15/22	3,950	4,117,875
SFR Group SA (France), Sr. Sec’d. Notes, 144A(a)	6.000	05/15/22	11,505	12,123,164
Sinclair Television Group, Inc., Gtd. Notes(a)	5.375	04/01/21	11,214	11,494,350
Gtd. Notes	6.125	10/01/22	4,820	4,976,650
Sirius XM Radio, Inc., Gtd. Notes, 144A	3.875	08/01/22	1,550	1,577,125
TEGNA, Inc., Gtd. Notes, 144A	4.875	09/15/21	6,973	7,138,609
Tribune Media Co., Gtd. Notes	5.875	07/15/22	11,660	12,097,250
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.750	09/15/22	39,918	41,355,048
Videotron Ltd. (Canada), Gtd. Notes	5.000	07/15/22	1,335	1,428,450

				266,421,764

Mining 6.1%
Constellium NV (Netherlands), Gtd. Notes, 144A(a)	8.000	01/15/23	8,065	8,589,225
Sr. Sec’d. Notes, 144A	7.875	04/01/21	5,038	5,352,875

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	23

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Mining (cont’d.)
Eldorado Gold Corp. (Canada), Gtd. Notes, 144A	6.125%	12/15/20	3,560	$3,622,300
First Quantum Minerals Ltd. (Zambia), Gtd. Notes, 144A	7.000	02/15/21	5,615	5,779,941
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A(a)	4.750	05/15/22	3,275	3,381,437
Sr. Sec’d. Notes, 144A(a)	9.750	03/01/22	23,450	26,557,125
Freeport-McMoRan, Inc., Gtd. Notes	2.300	11/14/17	34,720	34,720,000
Gtd. Notes	2.375	03/15/18	1,000	1,000,000
Gtd. Notes	3.550	03/01/22	2,850	2,803,687
Gtd. Notes(a)	6.500	11/15/20	10,250	10,480,625
International Wire Group, Inc., Sec’d. Notes, 144A (original cost $4,214,779; purchased 07/12/16-08/04/16)(f)	10.750	08/01/21	4,375	3,789,844
Kinross Gold Corp. (Canada), Gtd. Notes(a)	5.125	09/01/21	4,385	4,659,545
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A(a)	7.500	11/01/20	20,711	21,617,106
New Gold, Inc. (Canada), Gtd. Notes, 144A(a)	6.250	11/15/22	3,570	3,703,875
Teck Resources Ltd. (Canada), Gtd. Notes(a)	4.500	01/15/21	10,676	11,169,765

				147,227,350

Miscellaneous Manufacturing 1.0%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	4.750	04/15/19	775	790,500
Sr. Unsec’d. Notes, 144A	8.750	12/01/21	19,500	22,150,635
EnPro Industries, Inc., Gtd. Notes, 144A	5.875	09/15/22	1,625	1,694,062

				24,635,197

Oil & Gas 3.7%
Antero Resources Corp., Gtd. Notes	5.375	11/01/21	3,850	3,917,375
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsec’d. Notes, 144A	10.000	04/01/22	10,548	10,732,590
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	10.750	02/15/20	1,625	1,734,688
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A(a)	7.000	08/15/21	10,190	10,521,175
Sr. Unsec’d. Notes, 144A	8.125	09/15/23	900	958,500
Extraction Oil & Gas, Inc./Extraction Finance Corp., Gtd. Notes, 144A	7.875	07/15/21	13,681	14,125,632
MEG Energy Corp. (Canada), Gtd. Notes, 144A	6.375	01/30/23	9,625	7,687,969
Noble Holding International Ltd. (United Kingdom), Gtd. Notes(a)	7.750	01/15/24	3,025	2,336,752

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Range Resources Corp., Gtd. Notes, 144A	5.875%	07/01/22		4,124	$4,206,480
Rice Energy, Inc., Gtd. Notes	7.250	05/01/23		6,575	7,027,031
RSP Permian, Inc., Gtd. Notes	6.625	10/01/22		5,650	5,876,000
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	5.500	08/01/20		1,600	1,646,880
Gtd. Notes	6.250	04/15/21		12,300	12,792,000
WPX Energy, Inc., Sr. Unsec’d. Notes(a)	6.000	01/15/22		4,000	4,125,000
Sr. Unsec’d. Notes(a)	7.500	08/01/20		1,909	2,061,720

					89,749,792

Oil & Gas Services 0.2%
SESI LLC, Gtd. Notes	6.375	05/01/19		4,950	4,956,435

Packaging & Containers 3.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A	4.250	09/15/22		7,550	7,738,750
Coveris Holdings SA (Luxembourg), Gtd. Notes, 144A(a)	7.875	11/01/19		13,600	13,158,000
Greif, Inc., Sr. Unsec’d. Notes	7.750	08/01/19		19,211	20,891,963
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A	6.500	10/01/21		13,502	13,940,815
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand), Sr. Sec’d. Notes	5.750	10/15/20		9,185	9,356,208
Sealed Air Corp., Gtd. Notes, 144A	6.500	12/01/20		2,365	2,638,394
Verallia Packaging SASU (France), Sr. Sec’d. Notes, 144A	5.125	08/01/22	EUR	5,500	6,935,728

					74,659,858

Pharmaceuticals 1.6%
Endo Finance LLC, Gtd. Notes, 144A(a)	5.750	01/15/22		710	635,450
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	5.375	01/15/23		4,000	3,350,000
Gtd. Notes, 144A	7.250	01/15/22		4,550	4,379,375
Nature’s Bounty Co. (The), Sr. Unsec’d. Notes, 144A	7.625	05/15/21		7,950	8,486,625
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	7.500	07/15/21		19,595	19,227,594
Sr. Sec’d. Notes, 144A	6.500	03/15/22		2,575	2,700,531

					38,779,575

Pipelines 1.1%
Andeaver Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	6.125	10/15/21		8,975	9,277,906
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A(a)	4.375	08/15/22		4,050	4,161,375

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	25

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A(a)	5.625%	04/15/20		7,800	$8,209,500
Sr. Unsec’d. Notes, 144A	6.000	01/15/19		3,100	3,204,625
Sr. Unsec’d. Notes, 144A(a)	6.850	07/15/18		2,400	2,484,000

					27,337,406

Real Estate 0.8%
Crescent Communities LLC/Crescent Venture, Inc., Sr. Sec’d. Notes, 144A	8.875	10/15/21		5,700	6,013,500
Grainger PLC (United Kingdom), Sr. Sec’d. Notes	5.000	12/16/20	GBP	3,150	4,482,504
Realogy Group LLC/Realogy Co-Issuer Corp., Gtd. Notes, 144A(a)	4.875	06/01/23		5,000	5,100,000
Gtd. Notes, 144A(a)	5.250	12/01/21		400	416,000
Rialto Holdings LLC/Rialto Corp., Gtd. Notes, 144A	7.000	12/01/18		2,000	2,022,000

					18,034,004

Real Estate Investment Trusts (REITs) 1.8%
DuPont Fabros Technology LP, Gtd. Notes	5.875	09/15/21		15,690	16,210,437
Equinix, Inc., Sr. Unsec’d. Notes	4.875	04/01/20		26	26,674
FelCor Lodging LP, Gtd. Notes(a)	6.000	06/01/25		8,750	9,362,500
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	6.375	02/15/22		2,650	2,746,063
Gtd. Notes	6.375	03/01/24		3,955	4,296,119
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000	04/15/21		4,532	4,611,310
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.500	02/01/21		6,110	6,354,400

					43,607,503

Retail 4.5%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A	6.000	04/01/22		7,735	7,990,255
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	9.000	03/15/19		8,630	4,595,475
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625	06/15/20		4,850	4,389,250
Sr. Unsec’d. Notes	8.625	06/15/20		2,700	2,443,500
Hot Topic, Inc., Sr. Sec’d. Notes, 144A	9.250	06/15/21		5,183	4,690,615
L Brands, Inc., Gtd. Notes(a)	5.625	10/15/23		2,000	2,100,000
Gtd. Notes	6.625	04/01/21		7,500	8,175,000
Gtd. Notes	7.000	05/01/20		2,500	2,743,750
Gtd. Notes	8.500	06/15/19		2,195	2,409,013

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Retail (cont’d.)
Men’s Wearhouse, Inc. (The), Gtd. Notes(a)	7.000%		07/01/22		6,900	$6,123,750
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A(a)	8.000		10/15/21		7,492	3,839,650
PetSmart, Inc., Sr. Unsec’d. Notes, 144A(a)	7.125		03/15/23		12,650	10,309,750
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A (original cost $3,665,813; purchased 02/28/17-03/01/17)(f)	10.250		06/30/20		3,675	3,647,438
Rite Aid Corp., Gtd. Notes	9.250		03/15/20		7,528	7,791,480
Gtd. Notes, 144A(a)	6.125		04/01/23		14,257	13,989,681
Ruby Tuesday, Inc., Gtd. Notes(a)	7.625		05/15/20		9,675	9,626,625
Stonegate Pub Co. Financing PLC (United Kingdom), Sr. Sec’d. Notes, 144A	4.875		03/15/22	GBP	3,400	4,472,714
Sr. Sec’d. Notes, 144A, 3 Month EUR LIBOR + 4.000%	4.664	(c)	03/15/22	GBP	1,875	2,429,494
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A(a)	8.000		06/15/22		1,300	952,250
Yum! Brands, Inc., Sr. Unsec’d. Notes(a)	3.875		11/01/20		5,200	5,382,000

						108,101,690

Semiconductors 1.2%
Micron Technology, Inc., Sr. Sec’d. Notes	7.500		09/15/23		10,425	11,558,719
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.125		06/01/21		10,145	10,611,670
Sr. Unsec’d. Notes, 144A	3.875		09/01/22		7,225	7,477,875

						29,648,264

Software 2.3%
BMC Software, Inc., Sr. Unsec’d. Notes	7.250		06/01/18		2,455	2,497,963
First Data Corp., Gtd. Notes, 144A	7.000		12/01/23		25,555	27,535,512
Infor US, Inc., Sr. Sec’d. Notes, 144A	5.750		08/15/20		14,809	15,197,736
Nuance Communications, Inc., Gtd. Notes, 144A	5.375		08/15/20		9,772	9,918,580

						55,149,791

Telecommunications 6.4%
Aegis Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	10.250		02/15/23		7,054	7,777,035
Anixter, Inc., Gtd. Notes	5.625		05/01/19		6,776	7,106,330
CenturyLink, Inc., Series S, Sr. Unsec’d. Notes	6.450		06/15/21		12,800	13,392,000
CommScope, Inc., Gtd. Notes, 144A	5.000		06/15/21		8,035	8,245,919
eircom Finance DAC (Ireland), Sr. Sec’d. Notes, 144A	4.500		05/31/22	EUR	2,350	2,919,940
Frontier Communications Corp., Sr. Unsec’d. Notes(a)	6.250		09/15/21		6,340	5,404,850

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	27

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Frontier Communications Corp., (cont’d.)
Sr. Unsec’d. Notes	8.125%		10/01/18		1,150	$1,177,313
Sr. Unsec’d. Notes(a)	8.500		04/15/20		965	954,144
Sr. Unsec’d. Notes	9.250		07/01/21		5,195	4,766,412
Interoute Finco PLC (Luxembourg), Sr. Sec’d. Notes, 144A	7.375		10/15/20	EUR	2,500	3,118,229
Level 3 Financing, Inc., Gtd. Notes	5.375		08/15/22		1,520	1,563,776
Gtd. Notes	6.125		01/15/21		14,258	14,598,338
Sprint Communications, Inc., Gtd. Notes, 144A	7.000		03/01/20		7,325	8,020,875
Gtd. Notes, 144A	9.000		11/15/18		14,310	15,454,800
Sr. Unsec’d. Notes	6.000		11/15/22		6,000	6,382,500
Sprint Corp., Gtd. Notes	7.875		09/15/23		7,770	8,878,235
T-Mobile USA, Inc., Gtd. Notes	6.000		03/01/23		3,610	3,804,037
Gtd. Notes	6.625		04/01/23		7,200	7,587,000
Wind Acquisition Finance SA (Italy), Sec’d. Notes, 144A	7.375		04/23/21		19,190	19,952,227
Sr. Sec’d. Notes, 144A(a)	6.500		04/30/20		10,225	10,621,219
Sr. Sec’d. Notes, 144A, 3 Month EUR LIBOR + 4.000%	3.669	(c)	07/15/20	EUR	2,000	2,380,896

						154,106,075

Textiles 0.6%
Springs Industries, Inc., Sr. Sec’d. Notes	6.250		06/01/21		12,965	13,353,950

Transportation 0.1%
XPO Logistics, Inc., Gtd. Notes, 144A(a)	6.500		06/15/22		1,735	1,825,394

Trucking & Leasing 0.3%
DAE Funding LLC (United Arab Emirates), Gtd. Notes, 144A	4.500		08/01/22		6,150	6,273,000

TOTAL CORPORATE BONDS (cost $2,152,757,714)						2,162,955,931

TOTAL LONG-TERM INVESTMENTS (cost $2,313,724,148)						2,324,961,003

See Notes to Financial Statements.

28

Description	Shares	Value
SHORT-TERM INVESTMENTS 12.9%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	45,878,203	$45,878,203
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $264,211,644; includes $263,923,850 of cash collateral for securities on loan)(b)(w)	264,204,906	264,231,326

TOTAL SHORT-TERM INVESTMENTS (cost $310,089,847)		310,109,529

TOTAL INVESTMENTS 109.7% (cost $2,623,813,995)		2,635,070,532
Liabilities in excess of other assets(z) (9.7)%		(232,321,816)

NET ASSETS 100.0%		$2,402,748,716

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

Bobl—Bundesobligationen

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

EUR—Euro

GBP—British Pound

#	Principal amount shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $13,411,456 and 0.6% of net assets.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $258,816,490; cash collateral of $263,923,850 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2017.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $18,330,592. The aggregate value of $18,305,282 is 0.8% of net assets.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	29

Schedule of Investments (continued)

as of August 31, 2017

Futures contracts outstanding at August 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
464	2 Year U.S. Treasury Notes	Dec. 2017	$100,332,456	$100,369,000	$36,544
1,105	10 Year U.S. Treasury Notes	Dec. 2017	139,666,883	140,317,734	650,851
2	20 Year U.S. Treasury Bonds	Dec. 2017	310,143	312,187	2,044
1	30 Year U.S. Ultra Treasury Bonds	Dec. 2017	167,572	169,063	1,491

					690,930

	Short Positions:
20	5 Year Euro-Bobl	Sep. 2017	3,158,041	3,169,925	(11,884)
22	10 Year U.K. Gilt	Dec. 2017	3,613,187	3,621,434	(8,247)
34	Euro Schatz. DUA Index	Sep. 2017	4,539,685	4,543,951	(4,266)

					(24,397)

					$666,533

Cash of $1,740,000 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at August, 31, 2017.

Forward foreign currency exchange contracts outstanding at August 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 09/05/17	Goldman Sachs & Co.	GBP	17,088	$22,078,658	$22,100,378	$21,720
Euro,
Expiring 09/05/17	Goldman Sachs & Co.	EUR	16,427	19,612,822	19,560,781	(52,041)
Expiring 09/05/17	JPMorgan Chase	EUR	6,411	7,546,542	7,633,708	87,166

				$49,238,022	$49,294,867	$56,845

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 09/05/17	Goldman Sachs & Co.	GBP	17,088	$22,338,910	$22,100,378	$238,532
Expiring 10/03/17	Goldman Sachs & Co.	GBP	17,088	22,101,214	22,122,130	(20,916)
Euro,
Expiring 09/05/17	Goldman Sachs & Co.	EUR	22,838	26,621,675	27,194,489	(572,814)

See Notes to Financial Statements.

30

Forward foreign currency exchange contracts outstanding at August 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Euro (cont’d.),
Expiring 10/03/17	Goldman Sachs & Co.	EUR	16,427	$19,644,362	$19,590,631	$53,731

				$90,706,161	$91,007,628	(301,467)

						$(244,622)

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$148,593,616	$13,411,456
Corporate Bonds	—	2,162,955,931	—
Affiliated Mutual Funds	310,109,529	—	—
Other Financial Instruments*
Futures Contracts	666,533	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(244,622)	—

Total	$310,776,062	$2,311,304,925	$13,411,456

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	31

Schedule of Investments (continued)

as of August 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (including 11.0% of collateral for securities on loan)	12.9%
Media	11.4
Telecommunications	7.5
Home Builders	6.9
Healthcare-Services	6.5
Mining	6.1
Retail	5.1
Lodging	4.6
Electric	4.4
Oil & Gas	3.7
Chemicals	3.6
Packaging & Containers	3.4
Software	3.3
Entertainment	3.0
Food	2.9
Diversified Financial Services	2.4
Computers	2.0
Iron/Steel	1.9
Real Estate Investment Trusts (REITs)	1.8
Pharmaceuticals	1.6
Technology	1.5
Semiconductors	1.2
Pipelines	1.1
Miscellaneous Manufacturing	1.0
Coal	1.0
Commercial Services	0.9

Forest Products & Paper	0.8%
Real Estate	0.8
Auto Parts & Equipment	0.7
Capital Goods	0.7
Machinery-Diversified	0.7
Building Materials	0.7
Healthcare-Products	0.6
Textiles	0.6
Leisure Time	0.5
Environmental Control	0.4
Trucking & Leasing	0.3
Non-Captive Finance	0.3
Beverages	0.2
Oil & Gas Services	0.2
Aerospace & Defense	0.1
Hand/Machine Tools	0.1
Gas	0.1
Transportation	0.1
Auto Manufacturers	0.1
Tobacco	0.0 *

109.7
Liabilities in excess of other assets	(9.7)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

32

Fair values of derivative instruments as of August 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	401,149		Unrealized depreciation on OTC forward foreign currency exchange contracts	645,771
Interest rate contracts	Due from/to broker—variation margin futures	690,930	*	Due from/to broker—variation margin futures	24,397	*

Total		$1,092,079			$670,168

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August, 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts(1)	Total
Foreign exchange contracts	$—	$(1,286,761)	$(1,286,761)
Interest rate contracts	(266,457)	—	(266,457)

Total	$(266,457)	$(1,286,761)	$(1,553,218)

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$333,093	$333,093
Interest rate contracts	882,084	—	882,084

Total	$882,084	$333,093	$1,215,177

(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	33

Schedule of Investments (continued)

as of August 31, 2017

For the year ended August 31, 2017, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)	Forward Foreign Currency Exchange Contracts— Sold(2)
$191,816,754	$7,484,731	$59,541,787	$116,892,164

(1)	Value at Trade Date.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instruments/transactions assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$258,816,490	$(258,816,490)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Goldman Sachs & Co.	$313,983	$(645,771)	$(331,788)	$331,788	$—
JPMorgan Chase	87,166	—	87,166	—	87,166

	$401,149	$(645,771)	$(244,622)	$331,788	$87,166

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.
(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

34

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of August 31, 2017

Assets
Investments at value, including securities on loan of $258,816,490:
Unaffiliated investments (cost $2,313,724,148)	$2,324,961,003
Affiliated investments (cost $310,089,847)	310,109,529
Cash	160,887
Foreign currency, at value (cost $6,600,000)	6,672,675
Deposit with broker for futures	1,740,000
Cash segregated for counterparty—OTC	520,000
Dividends and interest receivable	39,471,626
Receivable for Fund shares sold	11,482,238
Receivable for investments sold	740,259
Unrealized appreciation on OTC forward foreign currency exchange contracts	401,149
Due from broker—variation margin futures	161,409

Total assets	2,696,420,775

Liabilities
Payable to broker for collateral for securities on loan	263,923,850
Payable for investments purchased	15,620,150
Payable for Fund shares reacquired	9,232,611
Dividends payable	1,884,351
Management fee payable	1,343,303
Unrealized depreciation on OTC forward foreign currency exchange contracts	645,771
Accrued expenses and other liabilities	585,037
Distribution fee payable	394,184
Affiliated transfer agent fee payable	42,802

Total liabilities	293,672,059

Net Assets	$2,402,748,716

Net assets were comprised of:
Common stock, at par	$2,652,172
Paid-in capital in excess of par	2,520,926,678

2,523,578,850
Distributions in excess of net investment income	(5,584,508)
Accumulated net realized loss on investment and foreign currency transactions	(127,019,299)
Net unrealized appreciation on investments and foreign currencies	11,773,673

Net assets, August 31, 2017	$2,402,748,716

See Notes to Financial Statements.

36

Class A
Net asset value and redemption price per share ($360,572,610 ÷ 39,806,859 shares of common stock issued and outstanding)	$9.06
Maximum sales charge (3.25% of offering price)	0.30

Maximum offering price to public	$9.36

Class C
Net asset value, offering price and redemption price per share ($374,417,443 ÷ 41,339,482 shares of common stock issued and outstanding)	$9.06

Class Q
Net asset value, offering price and redemption price per share ($58,356,008 ÷ 6,437,819 shares of common stock issued and outstanding)	$9.06

Class Z
Net asset value, offering price and redemption price per share ($1,609,402,655 ÷ 177,633,011 shares of common stock issued and outstanding)	$9.06

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	37

Statement of Operations

Year Ended August 31, 2017

Net Investment Income (Loss)
Income
Interest income	$129,858,492
Income from securities lending, net (including affiliated income of $213,643)	831,654
Affiliated dividend income	355,377

Total income	131,045,523

Expenses
Management fee	16,024,978
Distribution fee—Class A	1,155,768
Distribution fee—Class C	3,770,972
Transfer agent’s fees and expenses (including affiliated expense of $214,800)	2,214,000
Custodian and accounting fees	226,000
Registration fees	182,000
Shareholders’ reports	140,000
Directors’ fees	42,000
Audit fee	40,000
Legal fees and expenses	34,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense	1,196
Miscellaneous	36,905

Total expenses	23,872,819
Less: Management fee waiver and/or expense reimbursement	(1,026,617)

22,846,202

Net investment income (loss)	108,199,321

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(181))	(6,660,802)
Futures transactions	(266,457)
Foreign currency transactions	(1,016,247)

(7,943,506)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $19,682)	4,574,359
Futures	882,084
Foreign currencies	394,326

5,850,769

Net gain (loss) on investment and foreign currency transactions	(2,092,737)

Net Increase (Decrease) In Net Assets Resulting From Operations	$106,106,584

See Notes to Financial Statements.

38

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$108,199,321	$73,444,006
Net realized gain (loss) on investment and foreign currency transactions	(7,943,506)	(18,212,892)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,850,769	45,198,927

Net increase (decrease) in net assets resulting from operations	106,106,584	100,430,041

Dividends from net investment income
Class A	(26,343,139)	(25,539,567)
Class C	(18,479,783)	(16,083,770)
Class Q	(2,711,458)	(1,880,885)
Class Z	(83,282,073)	(50,943,610)

	(130,816,453)	(94,447,832)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	1,133,303,669	1,414,160,621
Net asset value of shares issued in reinvestment of dividends	108,445,887	77,629,635
Cost of shares reacquired	(974,257,638)	(664,329,641)

Net increase (decrease) in net assets from Fund share transactions	267,491,918	827,460,615

Total increase (decrease)	242,782,049	833,442,824

Net Assets:
Beginning of year	2,159,966,667	1,326,523,843

End of year(a)	$2,402,748,716	$2,159,966,667

(a) Includes undistributed net investment income of:	$—	$3,303,351

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	39

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 15 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. The Company consists of two investment portfolios: Prudential High Yield Fund and Prudential Short Duration High Yield Income Fund. These financial statements relate to Prudential Short Duration High Yield Income Fund (the “Fund”).

The investment objective of the Fund is to provide a high level of current income.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

40

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential Short Duration High Yield Income Fund	41

Notes to Financial Statements (continued)

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in

42

foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, forward currency contracts, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused

Prudential Short Duration High Yield Income Fund	43

Notes to Financial Statements (continued)

by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

44

The Company, on behalf of the Fund, is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

Payment-In-Kind: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Prudential Short Duration High Yield Income Fund	45

Notes to Financial Statements (continued)

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

46

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .70% of the Fund’s average daily net assets up to $2 billion and .675% of the average daily net assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursement was .70% for the year ended August 31, 2017. The effective management fee rate net of waivers and/or expense reimbursement was .65%.

Effective March 1, 2017, PGIM Investments has contractually agreed through December 31, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .75% of the Fund’s average daily net assets. In addition, effective March 1, 2017, PGIM Investments has contractually agreed through December 31, 2018 to limit net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .70% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recoupled by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect as the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund.

Prudential Short Duration High Yield Income Fund	47

Notes to Financial Statements (continued)

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25% and 1% of the average daily net assets of the Class A and C shares, respectively.

PIMS has advised the Fund that it has received $830,640 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2017, it received $45,110 and $64,306 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended August 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended August 31, 2017, PGIM, Inc. was compensated $188,545 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

48

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Treasury securities) for the year ended August 31, 2017, were $1,738,991,038 and $1,489,746,860, respectively.

On June 14, 2017, GenOn Energy, Inc. and its subsidiaries filed for bankruptcy under Chapter 11. In connection with the Chapter 11 plan of reorganization (the “GenOn Reorganization Plan”), GenOn Energy, Inc. and its subsidiaries will issue a 144A high yield bond offering for the exit financing of the bankruptcy. As part of the GenOn Reorganization Plan and restructuring of the existing bond, PGIM, Inc. has agreed to participate in a backstop commitment of $16,610,000 for the new bond offering. Under the commitment agreement, the Fund will be obligated to purchase all of the unsubscribed shares of the bond offering. The Fund has received a backstop fee of $830,500 in conjunction with this commitment. The offering is expected to close by December 31, 2017.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended August 31, 2017, the adjustments were to decrease distributions in excess of net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $13,729,273 due to differences in the treatment for book and tax purposes of premium amortization, certain transactions involving foreign securities and currencies and paydown gains/losses. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended August 31, 2017 and August 31, 2016, the tax character of dividends paid by the Fund were $130,816,453 and $94,447,832 of ordinary income, respectively.

As of August 31, 2017, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$2,643,154,786	$34,323,683	($41,986,026)	($7,662,343)

Prudential Short Duration High Yield Income Fund	49

Notes to Financial Statements (continued)

The difference between book and tax basis is primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for book and tax purposes and other cost basis adjustments.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2017 of approximately $107,662,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat certain late year losses of approximately $3,618,000 as having been incurred in the following fiscal year (August 31, 2018).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a CDSC of 1% for shares redeemed within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Q and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 6 billion shares of common stock, with a par value of $.01 per share. Of the Company’s authorized capital stock, 1,185 billion authorized shares have been allocated to the Fund and divided into five classes, designated Class A, Class C, Class Q, Class Z and Class T common stock, each of which consists of 160 million, 100 million, 150 million, 700 million and 75 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

50

At reporting period end, nine shareholders of record held 76% of the Fund’s outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2017:
Shares sold	18,116,041	$164,532,398
Shares issued in reinvestment of dividends and distributions	2,530,419	22,946,302
Shares reacquired	(20,228,562)	(183,251,193)

Net increase (decrease) in shares outstanding before conversion	417,898	4,227,507
Shares issued upon conversion from other share class(es)	762,748	6,923,828
Shares reacquired upon conversion into other share class(es)	(22,620,429)	(205,151,317)

Net increase (decrease) in shares outstanding	(21,439,783)	$(193,999,982)

Year ended August 31, 2016:
Shares sold	37,147,008	$334,829,196
Shares issued in reinvestment of dividends and distributions	2,274,525	20,549,889
Shares reacquired	(16,603,982)	(149,859,044)

Net increase (decrease) in shares outstanding before conversion	22,817,551	205,520,041
Shares issued upon conversion from other share class(es)	615,124	5,533,122
Shares reacquired upon conversion into other share class(es)	(1,950,292)	(17,728,467)

Net increase (decrease) in shares outstanding	21,482,383	$193,324,696

Class C
Year ended August 31, 2017:
Shares sold	10,630,604	$96,494,499
Shares issued in reinvestment of dividends and distributions	1,744,800	15,821,470
Shares reacquired	(9,194,778)	(83,358,192)

Net increase (decrease) in shares outstanding before conversion	3,180,626	28,957,777
Shares reacquired upon conversion into other share class(es)	(2,558,646)	(23,199,445)

Net increase (decrease) in shares outstanding	621,980	$5,758,332

Year ended August 31, 2016:
Shares sold	17,414,804	$157,253,158
Shares issued in reinvestment of dividends and distributions	1,461,123	13,191,485
Shares reacquired	(8,553,477)	(77,080,574)

Net increase (decrease) in shares outstanding before conversion	10,322,450	93,364,069
Shares issued upon conversion from other share class(es)	4,154	37,642
Shares reacquired upon conversion into other share class(es)	(766,930)	(6,939,741)

Net increase (decrease) in shares outstanding	9,559,674	$86,461,970

Prudential Short Duration High Yield Income Fund	51

Notes to Financial Statements (continued)

Class Q	Shares	Amount
Year ended August 31, 2017:
Shares sold	7,460,923	$67,541,468
Shares issued in reinvestment of dividends and distributions	183,738	1,666,985
Shares reacquired	(4,025,847)	(36,573,612)

Net increase (decrease) in shares outstanding before conversion	3,618,814	32,634,841
Shares issued upon conversion from other share class(es)	62,266	564,371

Net increase (decrease) in shares outstanding	3,681,080	$33,199,212

Year ended August 31, 2016:
Shares sold	5,587,522	$50,273,926
Shares issued in reinvestment of dividends and distributions	169,552	1,531,871
Shares reacquired*	(4,811,269)	(43,427,416)

Net increase (decrease) in shares outstanding	945,805	$8,378,381

Class Z
Year ended August 31, 2017:
Shares sold	88,640,440	$804,735,304
Shares issued in reinvestment of dividends and distributions	7,497,173	68,011,130
Shares reacquired	(74,032,432)	(671,074,641)

Net increase (decrease) in shares outstanding before conversion	22,105,181	201,671,793
Shares issued upon conversion from other share class(es)	24,991,690	226,496,734
Shares reacquired upon conversion into other share class(es)	(620,711)	(5,634,171)

Net increase (decrease) in shares outstanding	46,476,160	$422,534,356

Year ended August 31, 2016:
Shares sold	96,806,697	$871,804,341
Shares issued in reinvestment of dividends and distributions	4,685,662	42,356,390
Shares reacquired	(43,679,284)	(393,962,607)

Net increase (decrease) in shares outstanding before conversion	57,813,075	520,198,124
Shares issued upon conversion from other shares class(es)	2,685,462	24,376,877
Shares reacquired upon conversion into other share class(es)	(586,370)	(5,279,433)

Net increase (decrease) in shares outstanding	59,912,167	$539,295,568

*	Includes affiliated redemptions of 1,115 shares with a value of $10,143 for Class Q shares.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The Fund’s portion of

52

the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly.

Subsequent to the reporting period end, the SCA has been renewed effective October 5, 2017 and will continue to provide a commitment of $900 million through October 4, 2018. The commitment fee paid by the Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of the portfolios. Consequently, the portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended August 31, 2017. The average daily balance for the 8 days that the Fund had loans outstanding during the period was $2,321,000, borrowed at a weighted average interest rate of 2.32%. The maximum loan balance outstanding during the period was $4,490,000. At August 31, 2017, the Fund did not have an outstanding loan balance.

8. Recent Accounting Pronouncements and Reporting Updates

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new forms, rules and rule amendments intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that registered investment companies provide to investors. Among the new reporting and disclosure requirements, the SEC would require registered investment companies to establish a liquidity risk management program and to file a new monthly Form N-PORT that provides more detailed information about fund holdings and their liquidity. In addition, the SEC is adopting new Form N-CEN which will require registered investment companies to annually report certain census-type information. The compliance dates are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impact to the funds.

9. Other

At the Company’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, like Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective September 1, 2017.

Prudential Short Duration High Yield Income Fund	53

Financial Highlights

Class A Shares
	Year Ended August 31,				October 26, 2012(a)(b) through August 31,
	2017(b)	2016(b)	2015	2014(b)	2013
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$9.16	$9.21	$9.73	$9.79	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.42	.42	.44	.45	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	.08	(.37)	.09	(.09)
Total from investment operations	.41	.50	.07	.54	.25
Less Dividends:
Dividends from net investment income	(.51)	(.55)	(.59)	(.60)	(.46)
Net asset value, end of period	$9.06	$9.16	$9.21	$9.73	$9.79
Total Return(c):	4.65%	5.68%	.72%	5.55%	2.50%

Ratios/Supplemental Data:
Net assets, end of period (000)	$360,573	$560,800	$366,345	$413,957	$173,606
Average net assets (000)	$462,309	$425,721	$381,350	$354,627	$55,859
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	1.04%	1.08%	1.11%	1.09%	1.15%	(f)
Expenses before waivers and/or expense reimbursement(e)	1.07%	1.08%	1.14%	1.14%	1.25%	(f)
Net investment income (loss)	4.67%	4.67%	4.70%	4.63%	4.16%	(f)
Portfolio turnover rate	66%	58%	56%	60%	30%	(g)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

54

Class C Shares
	Year Ended August 31,				October 26, 2012(a)(b) through August 31,
	2017(b)	2016(b)	2015	2014(b)	2013
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$9.15	$9.21	$9.73	$9.79	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.36	.36	.37	.38	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	.06	(.37)	.08	(.10)
Total from investment operations	.35	.42	-	.46	.18
Less Dividends:
Dividends from net investment income	(.44)	(.48)	(.52)	(.52)	(.39)
Net asset value, end of period	$9.06	$9.15	$9.21	$9.73	$9.79
Total Return(c):	3.98%	4.78%	(.02)%	4.77%	1.83%

Ratios/Supplemental Data:
Net assets, end of period (000)	$374,417	$372,754	$286,999	$304,897	$75,539
Average net assets (000)	$377,098	$304,363	$298,555	$194,085	$25,240
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.78%	1.83%	1.86%	1.83%	1.90%	(e)
Expenses before waivers and/or expense reimbursement	1.83%	1.83%	1.86%	1.83%	1.95%	(e)
Net investment income (loss)	3.92%	3.94%	3.95%	3.86%	3.38%	(e)
Portfolio turnover rate	66%	58%	56%	60%	30%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	55

Financial Highlights (continued)

Class Q Shares
	Year Ended August 31,		October 27, 2014(a) through August 31,
	2017(b)	2016(b)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$9.16	$9.22	$9.59
Income (loss) from investment operations:
Net investment income (loss)	.45	.45	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	.07	(.24)
Total from investment operations	.44	.52	.15
Less Dividends:
Dividends from net investment income	(.54)	(.58)	(.52)
Net asset value, end of period	$9.06	$9.16	$9.22
Total Return(c):	4.97%	5.92%	1.65%

Ratios/Supplemental Data:
Net assets, end of period (000)	$58,356	$25,252	$16,690
Average net assets (000)	$46,030	$29,782	$15,387
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.71%	.74%	.77%	(e)
Expenses before waivers and/or expense reimbursement	.72%	.74%	.77%	(e)
Net investment income (loss)	4.97%	4.99%	4.77%	(e)
Portfolio turnover rate	66%	58%	56%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

56

Class Z Shares
	Year Ended August 31,				October 26, 2012(a)(b) through August 31,
	2017(b)	2016(b)	2015	2014(b)	2013
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$9.16	$9.21	$9.73	$9.79	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.45	.44	.47	.48	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	.08	(.38)	.08	(.09)
Total from investment operations	.44	.52	.09	.56	.27
Less Dividends:
Dividends from net investment income	(.54)	(.57)	(.61)	(.62)	(.48)
Net asset value, end of period	$9.06	$9.16	$9.21	$9.73	$9.79
Total Return(c):	4.91%	5.94%	.98%	5.82%	2.74%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,609,403	$1,201,161	$656,491	$792,560	$181,587
Average net assets (000)	$1,414,559	$818,901	$675,793	$507,805	$69,695
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.78%	.83%	.86%	.84%	.90%	(e)
Expenses before waivers and/or expense reimbursement	.83%	.83%	.86%	.84%	1.04%	(e)
Net investment income (loss)	4.92%	4.90%	4.96%	4.89%	4.29%	(e)
Portfolio turnover rate	66%	58%	56%	60%	30%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	57

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 15:

We have audited the accompanying statement of assets and liabilities of Prudential Short Duration High Yield Income Fund (the “Fund”), a series of Prudential Investment Portfolios, Inc. 15, including the schedule of investments, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 17, 2017

58

Tax Information (unaudited)

For the year ended August 31, 2017, the Fund reports the maximum amount allowable but not less than 82.36% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2017.

Prudential Short Duration High Yield Income Fund	59

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Short Duration High Yield Income Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (56)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011- present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Visit our website at pgiminvestments.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

±	Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Short Duration High Yield Income Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined PIP 15’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Visit our website at pgiminvestments.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Short Duration High Yield Income Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Short Duration High Yield Income Fund1 (the “Fund”) consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors2, met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the

[1]	Prudential Short Duration High Yield Income Fund is a series of Prudential Investment Portfolios, Inc. 15.
[2]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the advisory agreements.

Prudential Short Duration High Yield Income Fund

Approval of Advisory Agreements (continued)

agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed

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Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser and sub-subadviser are affiliated with PGIM Investments and that their profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM

Prudential Short Duration High Yield Income Fund

Approval of Advisory Agreements (continued)

Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe (the Lipper High Yield Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index for the three-year period.
•

The Board considered PGIM Investments’ assertion that the benchmark index is a better comparative source against which to evaluate the performance of the Fund than the Peer Universe. In this regard, the Board considered PGIM Investments, assertion that the Peer Universe included relatively few funds that utilized a short duration, high quality, high yield strategy similar to that of the Fund.

•

The Board also considered information from PGIM Investments indicating that the Fund is expected to outperform during risk-off environments, such as 2015, when the Fund performed in the first quartile relative to its Peer Universe.

•

The Board and PGIM Investments agreed to continue the existing expense caps, which cap the Fund’s annual operating expenses at 0.75% (exclusive of 12b-1 fees and certain other fees) and at 0.70% (exclusive of 12b-1 fees, transfer agent and certain other fees), through December 31, 2018.

•	The Board concluded that, in light of the above and the Fund’s relatively short history, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Short Duration High Yield Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short Duration High Yield Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SHORT DURATION HIGH YIELD INCOME FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	HYSAX	HYSCX	HYSQX	HYSZX
CUSIP	74442J109	74442J208	74442J406	74442J307

MF216E

PRUDENTIAL HIGH YIELD FUND

ANNUAL REPORT

AUGUST 31, 2017

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Objective: Current income, and capital appreciation as a secondary objective

Highlights

•	The Fund benefited from very strong individual issue selection during the reporting period, highlighted by positions in the technology, telecommunications, and gaming/lodging/leisure sectors.

•

Within technology, the Fund was helped most by overweights relative to the Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index (the Index) in BMC Software, a leading provider of technology operations management solutions, and Skillsoft, an educational technology company.

•

Sector positioning overall had a negative impact on the Fund’s relative returns, led by overweights in health care & pharmaceutical and retailers & restaurants, as well as an underweight in finance & insurance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), each Fund’s Class A, Class C, Class R and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Funds as new additions to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Funds.

In addition, on or about the Effective Date, the Class R shares of each Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z or Class Q shares of the Funds, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Funds’ Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

Prudential High Yield Fund

However, the following new investors may continue to purchase Class A, Class C, Class R and Class Z shares of a Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in a Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R or Class Z shares of a Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of a Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Funds also reserve the right to refuse any purchase order that might disrupt management of a Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential High Yield Fund informative and useful. The report covers performance for the 12-month period ended August 31, 2017.

Effective April 3, 2017, Prudential Investments became known as PGIM® Investments. Why PGIM? This new name was chosen to further align with the global investment management businesses of Prudential Financial, which rebranded from Prudential Investment Management in January 2016. This new name allows for one brand and reflects our ability and commitment to delivering investment solutions to clients around the globe. Please keep in mind that only the Fund adviser’s name was changed: The name of your Fund and its management and operation will not change.

Major global events during the reporting period included the US presidential election and domestic issues related to the new administration’s policy initiatives. The US economy experienced weak growth during the first quarter of 2017, although stronger growth took place in the second quarter. Britain began its formal legal process to leave the European Union, and recent parliamentary elections in Britain resulted in unseating the majority party. Overall, global economic growth picked up slightly.

Equities in the US reached new highs, and international equities gained significantly. European stocks posted impressive results. Asian markets were solid, and emerging markets outperformed most regions.

In mid-June, the Federal Reserve raised its federal funds rate by 0.25% for the second time in 2017. Fixed income markets were mixed, as rising interest rates affected bond markets. High yield and emerging markets bonds were among the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial adviser who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential High Yield Fund

October 16, 2017

Prudential High Yield Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	3.71	5.37	7.05	—
Class B	3.07	5.62	7.02	—
Class C	6.80	5.56	6.85	—
Class Q	8.82	6.66	N/A	7.49 (10/31/11)
Class R	8.33	6.08	7.28	—
Class Z	8.89	6.59	7.84	—
Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index	8.57	6.45	8.00	—
Lipper High Yield Funds Average	7.46	5.32	6.39	—

	Average Annual Total Returns as of 8/31/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	8.60	6.34	7.54	—
Class B	8.07	5.78	7.02	—
Class C	7.80	5.56	6.85	—
Class Q	8.82	6.66	N/A	7.49 (10/31/11)
Class R	8.33	6.08	7.28	—
Class Z	8.89	6.59	7.84	—
Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index	8.57	6.45	8.00	—
Lipper High Yield Funds Average	7.46	5.32	6.39	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2007) and the account values at the end of the current fiscal year (August 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 fiscal years of returns. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to inception date for the indicated share class.

Prudential High Yield Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	0.75%	1%	None	0.75% (0.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index—The Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index (the Index) is an unmanaged index which covers the universe of US dollar-denominated, non-convertible, fixed rate, non-investment-grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 8/31/17 is 7.39%.

Lipper High Yield Funds Average—The Lipper High Yield Funds Average (Lipper Average) is based on the average return of all funds in the Lipper High Yield Funds universe for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class Q shares through 8/31/17 is 6.26%.

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Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Credit Quality expressed as a percentage of total investments as of 8/31/17 (%)
AAA	3.4
BBB	3.3
BB	30.8
B	44.3
CCC	11.8
Not Rated	1.6
Cash/Cash Equivalents	4.7
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Distributions and Yields as of 8/31/17
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.34	4.80	4.80
Class B	0.31	4.53	4.53
Class C	0.29	4.28	4.28
Class Q	0.36	5.48	5.48
Class R	0.32	4.77	4.52
Class Z	0.35	5.27	5.27

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Prudential High Yield Fund	9

Strategy and Performance Overview

How did the Fund perform?

The Prudential High Yield Fund’s Class A shares returned 8.60%, without sales charges, during the 12-month reporting period that ended August 31, 2017, outperforming the 8.57% return of the Index and the 7.46% return of the Lipper Average.

What were market conditions?

•

High yield corporate bonds posted very strong returns during the reporting period, with the Index outperforming US Treasury securities by 862 basis points. (A basis point is 1/100th of a percent.) The Index’s yield to worst ended the period at 5.64%, tightening 70 basis points over the course of the period. (The yield to worst is the lowest potential yield that can be received on a portfolio of bonds without the issuers actually defaulting.)

•

During the reporting period, the market experienced several significant events, including the uncertainty that followed the UK’s vote in June to leave the European Union (commonly known as Brexit), the surprise victory for Donald Trump in the US presidential election, three Federal Reserve (Fed) interest rate hikes, and the French and UK elections.

•

Early in the period, commodity-related sectors—particularly metals & mining, chemicals, and energy—outperformed. The energy sector benefited when the Organization of the Petroleum Exporting Countries’ (OPEC) agreed to reduce supply, which increased expectations for a more balanced oil market, and subsequently caused the price of crude oil to rise.

•

In the second half of the period, the health care sector was a top performer, as investors took comfort the Senate was a more difficult place to pass a bill to repeal Obamacare than the Trump administration initially advertised. The lack of onerous regulatory language regarding drug pricing was also a benefit for high yield pharmaceutical companies.

•

Among the best-performing sectors during the reporting period overall were metals & mining, aerospace/defense, chemicals, and capital goods. The sectors that lagged included retail, consumer products, and media.

What worked?

•	The Fund benefited from very strong individual issue selection during the reporting period, highlighted by positions in the technology, telecommunications, and gaming/lodging/leisure sectors.

•

Within technology, the Fund was helped most by overweights relative to the Index in BMC Software, a leading provider of technology operations management solutions, and Skillsoft, an educational technology company. BMC Software’s high yield bonds benefited from the company’s consistent and solid earnings growth since the fourth fiscal quarter of 2016.

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•

Within telecommunications, an overweight position in Sprint, coupled with underweights in CenturyLink and Frontier Communications, added most to relative performance. Sprint posted strong quarterly earnings, and its high yield bonds rallied on rumors of a merger with T-Mobile.

•

The largest single-name contributor to Fund performance was an overweight in Scientific Games Corporation, which provides gaming solutions to lottery and gaming organizations worldwide. The company continued to improve its operating results, helping it to reduce debt and increase liquidity during the reporting period.

•

Other single-name contributors included overweight positions in Laureate Education (industrial), Intelsat Investments (cable & satellite), Bonanza Creek Energy (upstream energy), and TPC Holdings (chemicals).

•	With regards to sector positioning, the Fund benefited from overweights in technology and chemicals, both of which outperformed the Index during the period.

What didn’t work?

•

Sector positioning overall had a negative impact on the Fund’s relative returns, led by overweights in health care & pharmaceutical and retailers & restaurants, as well as an underweight in finance & insurance.

•

Issue selection within retailers & restaurants was also a drag on performance, principally because of overweight positions in high-end retailer Neiman Marcus and pet products supplier PetSmart. Neiman Marcus, along with the rest of the retail sector, struggled during the period, as consumer shopping patterns continued to trend toward the Internet and away from traditional brick-and-mortar storefronts. Although PetSmart has some operations—such as boarding and grooming—that cannot be replicated online, its high yield bonds were pressured by the broad weakness in the retail sector.

Did the Fund use derivatives, and how did they affect performance?

•

On various occasions throughout the reporting period, the Fund used the Markit CDX High Yield Index (CDX HY) to increase or reduce market exposure. This positioning modestly impacted performance. The CDX HY is a basket of 100 equally weighted credit default swaps on high yield issuers. A credit default swap is similar to buying or selling insurance contracts on a corporation’s debt.

•

In addition, the Fund used US Treasury futures and interest rate swaps to hedge interest rate risk relative to the Index. The use of these derivatives helped immunize the Fund from any impact from interest rate fluctuations.

Prudential High Yield Fund	11

Strategy and Performance Overview (continued)

Current outlook

•

PGIM Fixed Income believes long-term demand for high yield corporate bonds is supported by a thirst for yield as interest rates remain low due to subdued inflation and central bank support, though these factors were having somewhat less of an impact at the end of the reporting period.

•	Mergers and acquisition activity, which has generally been positive for high yield credits, is expected to increase under the Republican-led administration.

•

Macro concerns that could weigh on market sentiment include China, North Korea, the Middle East, European elections, and the Fed. PGIM Fixed Income believes that populism, nationalism, and isolationism are on the rise globally, which is likely to be negative for longer-term economic growth. Although pro-business, Donald Trump’s anti-globalization policies and his unpredictable positions should also boost risk premiums.

•

At the end of the reporting period, key positioning themes included an overweight in the electric & water sector, as well as underweights in the energy and finance & insurance sectors. The Fund was also underweight the telecommunications and banking sectors. Other sector overweights were building materials & construction, chemicals, gaming, and health care & pharmaceutical.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account

Prudential High Yield Fund	13

Fees and Expenses (continued)

over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential High Yield Fund		Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,030.70	0.82%	$4.20
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18
Class B	Actual	$1,000.00	$1,028.10	1.32%	$6.75
	Hypothetical	$1,000.00	$1,018.55	1.32%	$6.72
Class C	Actual	$1,000.00	$1,026.80	1.57%	$8.02
	Hypothetical	$1,000.00	$1,017.29	1.57%	$7.98
Class Q	Actual	$1,000.00	$1,032.70	0.42%	$2.15
	Hypothetical	$1,000.00	$1,023.09	0.42%	$2.14
Class R	Actual	$1,000.00	$1,031.30	1.07%	$5.48
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45
Class Z	Actual	$1,000.00	$1,032.00	0.57%	$2.92
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2017, and divided by the 365 days in the Fund's fiscal year ended August 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 92.6%

ASSET-BACKED SECURITIES(c) 3.4%

Collateralized Loan Obligations
Adams Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.100%	2.404%	07/15/26	23,000	$23,006,746
ALM XII Ltd. (Cayman Islands), Series 2015-12A, Class A1R, 144A, 3 Month LIBOR + 1.050%	2.354	04/16/27	23,000	23,008,160
ALM XVI Ltd./ALM XVI LLC (Cayman Islands), Series 2015-16A, Class A1R, 144A, 3 Month LIBOR + 1.050%	2.354	07/15/27	20,000	19,994,148
Atlas Senior Loan Fund IV Ltd. (Cayman Islands), Series 2013-2A, Class A1LR, 144A, 3 Month LIBOR + .980%	2.295	02/17/26	40,000	40,013,852
Regatta IV Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.020%	2.334	07/25/26	40,000	40,011,808
Silver Spring CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A, 3 Month LIBOR + 1.250%	2.554	10/15/26	25,000	25,001,083
Silvermore CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.170%	2.485	05/15/26	44,604	44,620,290

TOTAL ASSET-BACKED SECURITIES (cost $215,604,389)				215,656,087

BANK LOANS(c) 1.6%

Chemicals 0.1%
Solenis International LP, 3 Month LIBOR + 6.750%	8.061	07/31/22	7,500	7,490,625

Construction Machinery 0.1%
Neff Rental LLC, 3 Month LIBOR + 6.250%	7.471	06/09/21	4,428	4,437,706

Electric 0.1%
Lightstone Holdco LLC, 1 Month LIBOR + 4.500%	5.811	01/30/24	9,500	9,433,337

Energy - Other 0.0%
American Energy Marcellus LLC, 1 - 3 Month LIBOR + 7.500%	8.731	08/04/21	3,825	301,219

Gaming 0.1%
CCM Merger, Inc., 1 Month LIBOR + 2.750%	3.989	08/06/21	3,073	3,083,132
Golden Nugget, Inc.,
1 Month LIBOR + 3.500%	4.740	11/21/19	741	745,858
1 Month LIBOR + 3.500%	4.740	11/21/19	1,730	1,740,335

				5,569,325

See Notes to Financial Statements.

Prudential High Yield Fund	15

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Internet 0.3%
Frontier Communications Corp., 1 Month LIBOR + 3.750%	4.952%		06/15/24	18,125	$17,235,751

Retailers 0.1%
Academy Ltd., 1 - 3 Month LIBOR + 4.000%	5.218		07/01/22	7,071	4,702,144
Rite Aid Corp., 1 Month LIBOR + 3.875%	5.115		06/21/21	3,150	3,161,157

					7,863,301

Technology 0.8%
Almonde, Inc., 3 Month LIBOR + 7.250%	8.422		06/13/25	4,375	4,454,686
Ancestry.com, Inc., 1 Month LIBOR + 8.250%	9.490		10/18/24	7,722	7,844,263
Evergreen Skills Lux Sarl (Luxembourg), 1 Month LIBOR + 8.250%	9.489		04/28/22	29,903	24,221,033
Kronos, Inc., 3 Month LIBOR + 8.250%	9.551		11/01/24	11,500	11,845,000

					48,364,982

TOTAL BANK LOANS (cost $105,860,971)					100,696,246

CORPORATE BONDS 87.4%

Advertising 0.3%
Acosta, Inc., Sr. Unsec’d. Notes, 144A(a)	7.750		10/01/22	20,450	15,286,375
Mood Media Borrower LLC/Mood Media Co.-Issuer, Inc., Sec’d. Notes	—	(c)(p)	07/01/24	1,913	1,855,125

					17,141,500

Aerospace & Defense 0.5%
Arconic, Inc., Sr. Unsec’d. Notes(a)	5.125		10/01/24	5,000	5,300,000
Orbital ATK, Inc., Gtd. Notes	5.250		10/01/21	3,050	3,141,500
StandardAero Aviation Holdings, Inc., Gtd. Notes, 144A	10.000		07/15/23	7,000	7,770,000
TransDigm, Inc.,
Gtd. Notes(a)	6.375		06/15/26	8,050	8,281,437
Gtd. Notes(a)	6.500		07/15/24	4,830	5,017,163

					29,510,100

Agriculture 0.2%
Vector Group Ltd., Sr. Sec’d. Notes, 144A	6.125		02/01/25	11,500	11,787,500

Auto Manufacturers 0.2%
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes(a)	5.250		04/15/23	5,875	6,227,500

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A(a)	5.625%	02/01/23	650	$671,938
Mclaren Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A(a)	5.750	08/01/22	4,150	4,253,750

				11,153,188

Auto Parts & Equipment 1.2%
Adient Global Holdings Ltd., Gtd. Notes, 144A	4.875	08/15/26	11,900	12,186,195
Allison Transmission, Inc., Sr. Unsec’d. Notes, 144A	5.000	10/01/24	7,425	7,647,750
American Axle & Manufacturing, Inc.,
Gtd. Notes	7.750	11/15/19	700	769,125
Gtd. Notes, 144A(a)	6.250	04/01/25	6,650	6,616,750
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A	5.625	11/15/26	7,725	7,773,281
Dana Financing Luxembourg Sarl, Gtd. Notes, 144A(a)	6.500	06/01/26	3,050	3,271,125
Dana, Inc., Sr. Unsec’d. Notes	5.375	09/15/21	675	692,719
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, 144A, Cash coupon 4.500% or PIK 5.250%(a)	4.500	09/15/23	6,100	6,206,750
Sr. Sec’d. Notes, 144A, Cash coupon 4.750% or PIK 5.000%	4.750	09/15/26	4,300	4,343,000
Meritor, Inc.,
Gtd. Notes(a)	6.250	02/15/24	2,375	2,499,688
Gtd. Notes	6.750	06/15/21	6,555	6,768,038
Schaeffler Finance BV (Germany), Sr. Sec’d. Notes, 144A	4.750	05/15/23	4,775	4,942,125
TI Group Automotive Systems LLC (United Kingdom), Gtd. Notes, 144A	8.750	07/15/23	7,425	7,826,098
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.750	04/29/25	4,700	4,929,125

				76,471,769

Banks 0.3%
Bank of America Corp., Jr. Sub. Notes	8.125	12/29/49	1,300	1,344,200
CIT Group, Inc., Sr. Unsec’d. Notes	5.000	08/15/22	13,200	14,287,680
Citigroup, Inc., Jr. Sub. Notes	5.950	12/29/49	5,250	5,670,000

				21,301,880

See Notes to Financial Statements.

Prudential High Yield Fund	17

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Beverages 0.2%
Cott Holdings, Inc. (Canada), Gtd. Notes, 144A	5.500%	04/01/25	12,650	$13,219,250

Building Materials 1.7%
BMC East LLC, Sr. Sec’d. Notes, 144A	5.500	10/01/24	9,091	9,477,367
Builders FirstSource, Inc.,
Gtd. Notes, 144A	10.750	08/15/23	9,750	11,139,375
Sr. Sec’d. Notes, 144A	5.625	09/01/24	4,125	4,310,625
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A	5.700	01/11/25	150	160,800
Sr. Sec’d. Notes, 144A(a)	7.750	04/16/26	3,350	3,848,313
Griffon Corp., Gtd. Notes	5.250	03/01/22	20,000	20,425,000
James Hardie International Finance DAC (Ireland), Gtd. Notes, 144A	5.875	02/15/23	10,650	11,182,500
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.375	11/15/24	7,045	7,362,025
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes(a)	6.125	07/15/23	9,265	9,705,087
Gtd. Notes(a)	8.500	04/15/22	5,025	5,665,688
Gtd. Notes, 144A	5.125	06/01/25	3,125	3,187,500
US Concrete, Inc., Gtd. Notes(a)	6.375	06/01/24	18,923	20,436,840

				106,901,120

Chemicals 4.9%
A Schulman, Inc., Gtd. Notes	6.875	06/01/23	23,883	24,659,197
Alpha 3 BV/Alpha US Bidco, Inc. (United Kingdom), Gtd. Notes, 144A	6.250	02/01/25	4,925	5,060,438
Ashland LLC, Gtd. Notes	6.875	05/15/43	10,631	11,587,790
Blue Cube Spinco, Inc.,
Gtd. Notes	9.750	10/15/23	8,255	10,009,188
Gtd. Notes(a)	10.000	10/15/25	2,965	3,654,363
Chemours Co. (The),
Gtd. Notes	5.375	05/15/27	5,950	6,202,875
Gtd. Notes(a)	6.625	05/15/23	13,120	13,923,600
Gtd. Notes	7.000	05/15/25	9,960	10,980,900
CVR Partners LP/CVR Nitrogen Finance Corp., Sec’d. Notes, 144A(a)	9.250	06/15/23	7,027	7,211,459
Eco Services Operations LLC/Eco Finance Corp., Sr. Unsec’d. Notes, 144A	8.500	11/01/22	10,307	10,770,815
GCP Applied Technologies, Inc., Gtd. Notes, 144A(a)	9.500	02/01/23	4,300	4,837,500
Hexion, Inc.,
Sec’d. Notes, 144A(a)	13.750	02/01/22	14,465	11,933,625
Sr. Sec’d. Notes(a)	6.625	04/15/20	15,065	13,709,150
Sr. Sec’d. Notes, 144A	10.375	02/01/22	7,465	7,278,375

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Hexion, Inc./Hexion Nova Scotia Finance ULC, Sec’d. Notes	9.000%	11/15/20	21,905	$14,238,250
Kraton Polymers LLC/Kraton Polymers Capital Corp., Gtd. Notes, 144A	7.000	04/15/25	3,125	3,359,375
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.875	06/01/24	2,820	2,820,000
Sr. Unsec’d. Notes, 144A(a)	5.000	05/01/25	4,100	4,089,750
Sr. Unsec’d. Notes, 144A	5.250	06/01/27	22,675	22,618,312
Platform Specialty Products Corp.,
Sr. Unsec’d. Notes, 144A(a)	6.500	02/01/22	10,085	10,463,187
Sr. Unsec’d. Notes, 144A(a)	10.375	05/01/21	9,162	10,043,843
PQ Corp., Sr. Sec’d. Notes, 144A(a)	6.750	11/15/22	3,525	3,815,813
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	7.250	04/01/25	27,945	29,062,800
TPC Group, Inc., Sr. Sec’d. Notes, 144A(a)	8.750	12/15/20	35,550	33,905,812
Tronox Finance LLC,
Gtd. Notes	6.375	08/15/20	12,298	12,497,842
Gtd. Notes, 144A(a)	7.500	03/15/22	15,510	16,246,725
Venator Finance Sarl/Venator Materials LLC (Luxembourg), Gtd. Notes, 144A	5.750	07/15/25	3,950	4,048,750

				309,029,734

Coal 1.0%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., Gtd. Notes, 144A	7.500	05/01/25	6,350	6,635,750
CONSOL Energy, Inc.,
Gtd. Notes	5.875	04/15/22	34,100	34,100,000
Gtd. Notes	8.000	04/01/23	7,998	8,437,890
Peabody Energy Corp., Sr. Sec’d. Notes, 144A	6.375	03/31/25	11,371	11,598,420

				60,772,060

Commercial Services 1.9%
Ahern Rentals, Inc., Sec’d. Notes, 144A	7.375	05/15/23	12,892	11,602,800
Ashtead Capital, Inc. (United Kingdom),
Sec’d. Notes, 144A(a)	4.125	08/15/25	4,750	4,870,318
Sec’d. Notes, 144A	4.375	08/15/27	4,750	4,845,000
Laureate Education, Inc., Gtd. Notes, 144A(a)	8.250	05/01/25	46,566	50,640,525
R.R. Donnelley & Sons Co.,
Sr. Unsec’d. Notes(a)	6.000	04/01/24	1,998	1,890,608
Sr. Unsec’d. Notes(a)	6.500	11/15/23	1,590	1,526,400
Service Corp. International, Sr. Unsec’d. Notes	5.375	05/15/24	2,620	2,787,025

See Notes to Financial Statements.

Prudential High Yield Fund	19

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
United Rentals North America, Inc.,
Gtd. Notes(a)	5.500%	07/15/25	3,250	$3,477,500
Gtd. Notes(a)	5.500	05/15/27	9,825	10,414,500
Gtd. Notes(a)	5.750	11/15/24	4,775	5,110,682
Gtd. Notes	5.875	09/15/26	19,075	20,763,137

				117,928,495

Computers 1.3%
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A	5.875	06/15/21	4,000	4,193,800
Gtd. Notes, 144A(a)	7.125	06/15/24	8,945	9,908,897
Exela Intermediate LLC/Exela Finance, Inc., Sr. Sec’d. Notes, 144A	10.000	07/15/23	23,255	22,789,900
Western Digital Corp., Gtd. Notes	10.500	04/01/24	40,445	48,028,438

				84,921,035

Distribution/Wholesale 0.7%
Beacon Roofing Supply, Inc., Gtd. Notes	6.375	10/01/23	6,175	6,545,500
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.250	07/15/22	6,645	6,694,837
Gtd. Notes	7.000	06/15/23	18,670	18,716,675
H&E Equipment Services, Inc., Gtd. Notes, 144A	5.625	09/01/25	6,375	6,582,188
HD Supply, Inc., Sr. Sec’d. Notes, 144A	5.250	12/15/21	3,975	4,173,750

				42,712,950

Diversified Financial Services 1.3%
Ally Financial, Inc.,
Sr. Unsec’d. Notes	3.750	11/18/19	4,050	4,136,063
Sr. Unsec’d. Notes	4.250	04/15/21	4,500	4,646,250
CSTN Merger Sub, Inc., Sr. Sec’d. Notes, 144A	6.750	08/15/24	11,190	11,008,162
FBM Finance, Inc., Sr. Sec’d. Notes, 144A	8.250	08/15/21	5,500	5,871,250
LPL Holdings, Inc., Gtd. Notes, 144A(a)	5.750	09/15/25	7,975	8,353,812
Navient Corp.,
Sr. Unsec’d. Notes(a)	5.000	10/26/20	1,500	1,539,375
Sr. Unsec’d. Notes	5.875	10/25/24	1,450	1,465,225
Sr. Unsec’d. Notes	6.625	07/26/21	3,350	3,571,938
Sr. Unsec’d. Notes(a)	7.250	09/25/23	6,275	6,805,865
Sr. Unsec’d. Notes, MTN	6.125	03/25/24	3,785	3,860,700
Sr. Unsec’d. Notes, MTN(a)	7.250	01/25/22	1,248	1,363,440
Sr. Unsec’d. Notes, MTN	8.000	03/25/20	7,300	8,057,375
OneMain Financial Holdings LLC, Gtd. Notes, 144A	6.750	12/15/19	1,850	1,930,938

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Springleaf Finance Corp., Gtd. Notes	6.000%	06/01/20	8,225	$8,677,375
Transworld Systems, Inc., Sr. Sec’d. Notes, 144A	9.500	08/15/21	8,800	5,808,000
VFH Parent LLC/Orchestra Co.-Issuer, Inc., Sec’d. Notes, 144A	6.750	06/15/22	5,925	6,147,187

				83,242,955

Electric 4.8%
AES Corp.,
Sr. Unsec’d. Notes(a)	4.875	05/15/23	900	920,250
Sr. Unsec’d. Notes	5.500	04/15/25	900	938,250
Sr. Unsec’d. Notes(a)	7.375	07/01/21	14,198	16,079,235
Calpine Corp.,
Sr. Unsec’d. Notes(a)	5.375	01/15/23	11,125	10,582,656
Sr. Unsec’d. Notes(a)	5.500	02/01/24	21,900	20,312,250
Sr. Unsec’d. Notes(a)	5.750	01/15/25	26,100	23,938,920
DPL, Inc.,
Sr. Unsec’d. Notes	6.750	10/01/19	4,275	4,478,062
Sr. Unsec’d. Notes(a)	7.250	10/15/21	15,314	16,653,975
Dynegy, Inc.,
Gtd. Notes	5.875	06/01/23	9,475	9,403,937
Gtd. Notes(a)	7.375	11/01/22	34,025	35,215,875
Gtd. Notes(a)	7.625	11/01/24	31,560	32,546,250
Gtd. Notes	8.034	02/02/24	20,065	19,763,657
Gtd. Notes, 144A(a)	8.000	01/15/25	13,575	13,965,281
GenOn Energy, Inc.,
Sr. Unsec’d. Notes(d)	7.875	06/15/17	29,562	20,693,400
Sr. Unsec’d. Notes(d)	9.500	10/15/18	3,375	2,328,750
Sr. Unsec’d. Notes(a)(d)	9.875	10/15/20	27,897	19,248,930
Mirant Corp., Bonds, 144A^(d)	7.400	07/15/49	2,675	2,675
Mirant Mid-Atlantic, Series C, Pass-Through Certificates	10.060	12/30/28	5,383	5,113,828
NRG Energy, Inc.,
Gtd. Notes(a)	6.250	07/15/22	3,445	3,608,638
Gtd. Notes	6.250	05/01/24	6,663	6,896,205
Gtd. Notes(a)	6.625	03/15/23	7,811	8,084,385
Gtd. Notes(a)	6.625	01/15/27	4,055	4,257,750
Gtd. Notes	7.250	05/15/26	14,225	15,256,312
Gtd. Notes	7.875	05/15/21	901	930,283
NRG REMA LLC, Series C, Pass-Through Certificates	9.681	07/02/26	11,755	8,463,600
Red Oak Power LLC, Sr. Sec’d. Notes (original cost $224,500; purchased 05/27/15)(f)	9.200	11/30/29	200	221,000
Stoneway Capital Corp. (Argentina), Sr. Sec’d. Notes, 144A	10.000	03/01/27	1,055	1,109,069

				301,013,423

See Notes to Financial Statements.

Prudential High Yield Fund	21

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electrical Components & Equipment 0.1%
General Cable Corp., Gtd. Notes	5.750%	10/01/22	5,487	$5,610,458

Engineering & Construction 0.3%
AECOM,
Gtd. Notes	5.125	03/15/27	8,075	8,216,313
Gtd. Notes(a)	5.875	10/15/24	11,100	12,140,625

				20,356,938

Entertainment 3.9%
AMC Entertainment Holdings, Inc.,
Gtd. Notes	5.750	06/15/25	9,275	8,811,250
Gtd. Notes(a)	5.875	11/15/26	20,300	19,056,625
Carmike Cinemas, Inc., Sec’d. Notes, 144A	6.000	06/15/23	6,650	6,999,125
Cinemark USA, Inc.,
Gtd. Notes	4.875	06/01/23	12,839	12,806,902
Gtd. Notes	5.125	12/15/22	9,425	9,698,325
Eldorado Resorts, Inc.,
Gtd. Notes	6.000	04/01/25	3,050	3,240,625
Gtd. Notes(a)	7.000	08/01/23	16,435	17,667,625
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes(a)	4.375	04/15/21	965	1,003,600
Gtd. Notes(a)	5.375	11/01/23	4,500	4,871,250
Gtd. Notes	5.375	04/15/26	4,200	4,557,000
International Game Technology PLC, Sr. Sec’d. Notes, 144A(a)	6.500	02/15/25	12,306	13,813,485
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875	02/01/24	5,375	5,791,563
National CineMedia LLC,
Sr. Sec’d. Notes	6.000	04/15/22	4,725	4,736,813
Sr. Unsec’d. Notes	5.750	08/15/26	25,065	21,493,237
Penn National Gaming, Inc., Sr. Unsec’d. Notes, 144A	5.625	01/15/27	6,950	7,210,625
Pinnacle Entertainment, Inc., Sr. Unsec’d. Notes	5.625	05/01/24	19,225	19,753,687
Regal Entertainment Group,
Sr. Unsec’d. Notes(a)	5.750	03/15/22	2,050	2,126,875
Sr. Unsec’d. Notes(a)	5.750	02/01/25	2,845	2,830,775
Scientific Games International, Inc.,
Gtd. Notes(a)	6.625	05/15/21	24,065	24,907,275
Gtd. Notes	10.000	12/01/22	40,689	45,266,512
Sr. Sec’d. Notes, 144A(a)	7.000	01/01/22	9,925	10,594,938

				247,238,112

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Environmental Control 0.3%
Advanced Disposal Services, Inc., Gtd. Notes, 144A(a)	5.625%	11/15/24	10,925	$11,362,000
Clean Harbors, Inc., Gtd. Notes(a)	5.125	06/01/21	5,200	5,291,000
GFL Environmental, Inc. (Canada), Sr. Unsec’d. Notes, 144A	5.625	05/01/22	2,000	2,070,000

				18,723,000

Foods 2.2%
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
Gtd. Notes(a)	5.750	03/15/25	17,000	15,321,250
Gtd. Notes(a)	6.625	06/15/24	2,800	2,672,600
Hearthside Group Holdings LLC/Hearthside Finance Co., Gtd. Notes, 144A	6.500	05/01/22	14,100	14,346,750
Ingles Markets, Inc., Sr. Unsec’d. Notes(a)	5.750	06/15/23	10,933	10,741,673
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A(a)	5.750	06/15/25	26,065	26,130,162
Gtd. Notes, 144A(a)	5.875	07/15/24	14,563	14,745,037
Gtd. Notes, 144A	7.250	06/01/21	12,050	12,346,430
Gtd. Notes, 144A	7.250	06/01/21	1,425	1,460,055
Pilgrim’s Pride Corp., Gtd. Notes, 144A(a)	5.750	03/15/25	6,900	7,115,625
Post Holdings, Inc.,
Gtd. Notes, 144A(a)	5.000	08/15/26	5,150	5,150,000
Gtd. Notes, 144A	6.000	12/15/22	9,325	9,814,563
SUPERVALU, Inc.,
Sr. Unsec’d. Notes(a)	6.750	06/01/21	8,460	8,163,900
Sr. Unsec’d. Notes(a)	7.750	11/15/22	11,975	11,376,250

				139,384,295

Forest Products & Paper 0.1%
Mercer International, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.500	02/01/24	1,550	1,615,875
Smurfit Kappa Acquisitions Unltd. Co. (Ireland), Gtd. Notes, 144A	4.875	09/15/18	3,900	3,978,000

				5,593,875

Gas 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.625	05/20/24	6,050	6,276,875
Sr. Unsec’d. Notes	5.875	08/20/26	9,700	9,894,000
NGL Energy Partners LP/NGL Energy Finance Corp., Gtd. Notes	7.500	11/01/23	7,150	6,881,875

				23,052,750

See Notes to Financial Statements.

Prudential High Yield Fund	23

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Hand/Machine Tools 0.1%
Apex Tool Group LLC, Gtd. Notes, 144A(a)	7.000%	02/01/21	7,870	$6,964,950

Healthcare-Products 0.6%
Greatbatch Ltd., Gtd. Notes, 144A	9.125	11/01/23	17,120	18,703,600
Mallinckrodt International Finance SA, Gtd. Notes(a)	4.750	04/15/23	13,945	12,167,013
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A(a)	5.500	04/15/25	2,620	2,443,150
Gtd. Notes, 144A(a)	5.625	10/15/23	3,506	3,356,995
Gtd. Notes, 144A(a)	5.750	08/01/22	2,500	2,462,500

				39,133,258

Healthcare-Services 5.3%
Acadia Healthcare Co., Inc.,
Gtd. Notes	5.125	07/01/22	4,651	4,813,785
Gtd. Notes(a)	5.625	02/15/23	14,241	14,846,242
Gtd. Notes	6.125	03/15/21	2,870	2,923,813
Gtd. Notes(a)	6.500	03/01/24	6,899	7,416,425
Centene Corp., Sr. Unsec’d. Notes	4.750	05/15/22	10,175	10,678,663
CHS/Community Health Systems, Inc.,
Gtd. Notes(a)	6.875	02/01/22	54,905	45,502,519
Gtd. Notes(a)	7.125	07/15/20	25,475	23,962,422
Sr. Sec’d. Notes	6.250	03/31/23	13,425	13,525,687
HCA, Inc.,
Gtd. Notes(a)	5.375	02/01/25	32,125	33,891,875
Gtd. Notes(a)	5.875	05/01/23	4,700	5,141,800
Gtd. Notes(a)	5.875	02/15/26	5,295	5,711,981
Gtd. Notes	7.500	02/15/22	1,750	2,016,875
Gtd. Notes	7.500	12/15/23	10,400	12,168,000
Sr. Sec’d. Notes	5.250	06/15/26	3,000	3,228,750
HealthSouth Corp.,
Gtd. Notes	5.125	03/15/23	1,525	1,559,313
Gtd. Notes	5.750	11/01/24	9,125	9,398,750
Gtd. Notes	5.750	09/15/25	6,625	6,890,000
Kindred Healthcare, Inc., Gtd. Notes	8.000	01/15/20	15,400	15,284,500
Select Medical Corp., Gtd. Notes(a)	6.375	06/01/21	21,371	22,032,646
SP Finco LLC, Gtd. Notes, 144A	6.750	07/01/25	6,960	6,568,500
Surgery Center Holdings, Inc., Gtd. Notes, 144A	8.875	04/15/21	7,800	8,014,500
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.500	04/01/21	1,035	1,055,700
Sr. Unsec’d. Notes	6.750	02/01/20	16,575	17,300,156
Sr. Unsec’d. Notes(a)	6.750	06/15/23	27,224	27,008,930

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Sr. Unsec’d. Notes(a)	8.000%	08/01/20	3,330	$3,378,951
Sr. Unsec’d. Notes(a)	8.125	04/01/22	23,265	24,428,250
Sr. Unsec’d. Notes, 144A(a)	7.000	08/01/25	9,175	8,988,656

				337,737,689

Home Builders 3.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A	6.750	08/01/25	6,750	6,699,375
AV Homes, Inc., Gtd. Notes	6.625	05/15/22	4,100	4,238,375
Beazer Homes USA, Inc.,
Gtd. Notes(a)	5.750	06/15/19	7,225	7,514,000
Gtd. Notes	6.750	03/15/25	5,250	5,525,625
Gtd. Notes	7.250	02/01/23	8,561	9,010,452
Gtd. Notes(a)	8.750	03/15/22	12,026	13,288,730
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A(a)	6.375	05/15/25	12,275	12,858,062
Gtd. Notes, 144A(a)	6.500	12/15/20	400	411,000
CalAtlantic Group, Inc.,
Gtd. Notes	5.250	06/01/26	12,800	13,184,000
Gtd. Notes	5.375	10/01/22	3,675	3,978,188
Gtd. Notes(a)	6.250	12/15/21	1,000	1,101,875
Gtd. Notes(a)	8.375	01/15/21	2,700	3,145,500
KB Home,
Gtd. Notes(a)	7.000	12/15/21	3,662	4,092,285
Gtd. Notes	7.500	09/15/22	525	602,438
Gtd. Notes	7.625	05/15/23	11,575	13,050,812
Lennar Corp.,
Gtd. Notes	4.750	05/30/25	9,098	9,507,410
Gtd. Notes	4.875	12/15/23	4,575	4,838,063
M/I Homes, Inc.,
Gtd. Notes	6.750	01/15/21	5,550	5,799,750
Gtd. Notes, 144A	5.625	08/01/25	4,450	4,516,750
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.875	12/15/23	10,725	10,912,687
Meritage Homes Corp.,
Gtd. Notes	6.000	06/01/25	3,575	3,843,125
Gtd. Notes, 144A	5.125	06/06/27	13,448	13,397,570
New Home Co., Inc. (The), Gtd. Notes, 144A	7.250	04/01/22	4,425	4,579,875
PulteGroup, Inc.,
Gtd. Notes(a)	5.000	01/15/27	7,900	8,137,000
Gtd. Notes(a)	5.500	03/01/26	13,435	14,442,625

See Notes to Financial Statements.

Prudential High Yield Fund	25

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Shea Homes LP/Shea Homes Funding Corp., Gtd. Notes, 144A	6.125%	04/01/25	5,805	$5,979,150
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A	5.250	04/15/21	1,000	1,023,300
Gtd. Notes, 144A	5.625	03/01/24	6,948	7,321,455
Gtd. Notes, 144A(a)	5.875	04/15/23	11,954	12,671,240
Toll Brothers Finance Corp., Gtd. Notes	4.000	12/31/18	350	357,438
William Lyon Homes, Inc.,
Gtd. Notes	5.875	01/31/25	13,775	14,153,812
Gtd. Notes	7.000	08/15/22	12,444	12,910,650

				233,092,617

Home Furnishings 0.1%
Tempur Sealy International, Inc., Gtd. Notes(a)	5.500	06/15/26	5,975	6,167,096

Housewares 0.0%
Scotts Miracle-Gro Co. (The), Gtd. Notes	6.000	10/15/23	2,825	3,026,281

Internet 0.1%
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes, 144A(a)	5.750	01/15/27	7,675	8,144,940

Iron/Steel 0.6%
Big River Steel LLC/BRS Finance Corp., Sr. Sec’d. Notes, 144A	7.250	09/01/25	6,045	6,332,138
Cleveland-Cliffs, Inc., Gtd. Notes, 144A(a)	5.750	03/01/25	10,900	10,659,110
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Gtd. Notes, 144A	6.375	05/01/22	20,152	20,806,940

				37,798,188

Leisure Time 0.5%
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes	7.250	03/15/18	2,300	2,364,399
Silversea Cruise Finance Ltd., Sr. Sec’d. Notes, 144A	7.250	02/01/25	8,100	8,727,750
Viking Cruises Ltd.,
Sr. Unsec’d. Notes, 144A	6.250	05/15/25	9,350	9,537,000
Sr. Unsec’d. Notes, 144A	8.500	10/15/22	9,124	9,545,985

				30,175,134

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Lodging 1.6%
Boyd Gaming Corp.,
Gtd. Notes(a)	6.375%	04/01/26	7,450	$8,092,563
Gtd. Notes	6.875	05/15/23	20,954	22,525,550
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties, Sr. Sec’d. Notes(a)	8.000	10/01/20	5,050	5,176,250
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A	8.500	12/01/21	22,090	23,084,050
Interval Acquisition Corp., Gtd. Notes	5.625	04/15/23	6,000	6,180,000
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A	10.250	11/15/22	8,125	8,917,594
Sr. Sec’d. Notes, 144A(a)	6.750	11/15/21	9,875	10,270,000
MGM Resorts International,
Gtd. Notes(a)	5.250	03/31/20	3,500	3,692,500
Gtd. Notes(a)	6.000	03/15/23	3,000	3,315,000
Gtd. Notes(a)	6.625	12/15/21	8,511	9,553,597
Gtd. Notes(a)	6.750	10/01/20	1,050	1,165,500

				101,972,604

Machinery - Diversified 0.4%
ATS Automation Tooling Systems, Inc. (Canada), Gtd. Notes, 144A	6.500	06/15/23	4,400	4,609,000
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A	8.750	12/15/19	3,525	3,621,937
Cloud Crane LLC, Sec’d. Notes, 144A	10.125	08/01/24	12,875	14,420,000
CNH Industrial Capital LLC, Gtd. Notes	3.625	04/15/18	3,027	3,046,676

				25,697,613

Media 8.3%
Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, 144A(a)	7.500	05/15/26	2,675	2,929,660
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.375	07/15/23	9,495	9,946,012
Belo Corp., Gtd. Notes	7.750	06/01/27	2,795	3,144,375
Block Communications, Inc., Sr. Unsec’d. Notes, 144A	6.875	02/15/25	6,065	6,497,131
Cablevision Systems Corp.,
Sr. Unsec’d. Notes	7.750	04/15/18	7,455	7,678,650
Sr. Unsec’d. Notes	8.625	09/15/17	7,673	7,684,509
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	5.125	02/15/23	4,729	4,888,604
Sr. Unsec’d. Notes	5.250	09/30/22	1,120	1,153,600
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	14,275	14,515,962
Sr. Unsec’d. Notes, 144A(a)	5.125	05/01/23	2,650	2,772,245
Sr. Unsec’d. Notes, 144A(a)	5.375	05/01/25	3,150	3,283,875

See Notes to Financial Statements.

Prudential High Yield Fund	27

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media (cont’d.)
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.500%	05/01/26	8,375	$8,741,406
Sr. Unsec’d. Notes, 144A(a)	5.750	02/15/26	10,073	10,649,075
Sr. Unsec’d. Notes, 144A(a)	5.875	04/01/24	2,950	3,134,375
Sr. Unsec’d. Notes, 144A(a)	5.875	05/01/27	26,282	27,924,625
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	29,767	30,287,922
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	12,290	12,505,075
Sr. Unsec’d. Notes, 144A	6.375	09/15/20	12,130	12,406,564
Sr. Unsec’d. Notes, 144A(a)	7.750	07/15/25	45,557	50,283,539
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes(a)	6.500	11/15/22	8,929	9,129,902
Gtd. Notes(a)	6.500	11/15/22	3,074	3,166,220
Gtd. Notes(a)	7.625	03/15/20	18,046	17,775,310
Gtd. Notes(a)	7.625	03/15/20	34,540	34,410,475
DISH DBS Corp.,
Gtd. Notes	5.875	07/15/22	3,075	3,324,844
Gtd. Notes(a)	7.750	07/01/26	40,715	47,789,231
Gray Television, Inc., Gtd. Notes, 144A(a)	5.875	07/15/26	16,808	17,312,240
Liberty Interactive LLC, Sr. Unsec’d. Notes	8.250	02/01/30	2,000	2,225,000
Mediacom Broadband LLC/Mediacom Broadband Corp.,
Sr. Unsec’d. Notes	5.500	04/15/21	7,094	7,262,483
Sr. Unsec’d. Notes	6.375	04/01/23	4,870	5,070,888
Midcontinent Communications/Midcontinent Finance Corp., Gtd. Notes, 144A	6.875	08/15/23	11,345	12,195,875
Nexstar Broadcast, Inc., Gtd. Notes, 144A(a)	5.625	08/01/24	6,075	6,287,625
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes(a)	5.750	01/15/23	14,766	15,799,620
SFR Group SA (France),
Sr. Sec’d. Notes, 144A	6.250	05/15/24	4,300	4,525,750
Sr. Sec’d. Notes, 144A(a)	7.375	05/01/26	41,655	44,988,233
Sinclair Television Group, Inc.,
Gtd. Notes	5.375	04/01/21	5,050	5,176,250
Gtd. Notes	6.125	10/01/22	1,990	2,054,675
Gtd. Notes, 144A(a)	5.125	02/15/27	6,550	6,353,500
Gtd. Notes, 144A(a)	5.625	08/01/24	4,295	4,392,926
Gtd. Notes, 144A(a)	5.875	03/15/26	2,275	2,317,656
TEGNA, Inc., Gtd. Notes, 144A(a)	5.500	09/15/24	2,250	2,368,125
Tribune Media Co., Gtd. Notes	5.875	07/15/22	11,710	12,149,125
Unitymedia GmbH (Germany), Sec’d. Notes, 144A(a)	6.125	01/15/25	3,875	4,146,056

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media (cont’d.)
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.125%	02/15/25	7,822	$7,861,110
Sr. Sec’d. Notes, 144A	6.750	09/15/22	9,562	9,906,232
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375	01/15/25	7,025	7,288,438
Ziggo Bond Finance BV (Netherlands), Sr. Unsec’d. Notes, 144A	6.000	01/15/27	10,711	10,992,164

				526,697,157

Metal Fabricate & Hardware 0.5%
Novelis Corp.,
Gtd. Notes, 144A(a)	5.875	09/30/26	8,400	8,757,000
Gtd. Notes, 144A	6.250	08/15/24	3,250	3,432,813
Zekelman Industries, Inc., Sr. Sec’d. Notes, 144A(a)	9.875	06/15/23	15,830	17,729,600

				29,919,413

Mining 3.6%
Alcoa Nederland Holding BV,
Gtd. Notes, 144A	6.750	09/30/24	4,500	4,938,750
Gtd. Notes, 144A	7.000	09/30/26	4,350	4,861,125
Constellium NV (Netherlands),
Gtd. Notes, 144A	5.750	05/15/24	2,025	2,060,438
Sr. Unsec’d. Notes, 144A(a)	6.625	03/01/25	25,260	26,523,000
Eldorado Gold Corp. (Canada), Gtd. Notes, 144A(a)	6.125	12/15/20	9,285	9,447,487
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	7.000	02/15/21	2,581	2,656,817
Gtd. Notes, 144A(a)	7.250	05/15/22	3,850	3,955,875
Gtd. Notes, 144A	7.250	04/01/23	3,430	3,524,325
Gtd. Notes, 144A(a)	7.500	04/01/25	11,510	11,783,362
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A(a)	5.125	05/15/24	4,516	4,685,350
Freeport-McMoRan, Inc.,
Gtd. Notes(a)	3.550	03/01/22	7,410	7,289,587
Gtd. Notes(a)	3.875	03/15/23	18,485	18,300,150
Gtd. Notes(a)	4.550	11/14/24	6,225	6,209,438
Gtd. Notes	6.500	11/15/20	3,472	3,550,120
Gtd. Notes	6.750	02/01/22	6,525	6,834,938
IAMGOLD Corp. (Canada), Gtd. Notes, 144A	7.000	04/15/25	12,735	13,164,806
International Wire Group, Inc., Sec’d. Notes, 144A (original cost $9,962,521; purchased 07/12/16 - 09/26/16)(f)	10.750	08/01/21	10,345	8,961,356

See Notes to Financial Statements.

Prudential High Yield Fund	29

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Mining (cont’d.)
Kinross Gold Corp. (Canada), Gtd. Notes	5.950%	03/15/24	7,588	$8,346,800
Lundin Mining Corp. (Canada),
Sr. Sec’d. Notes, 144A	7.500	11/01/20	5,390	5,625,813
Sr. Sec’d. Notes, 144A(a)	7.875	11/01/22	5,275	5,749,750
New Gold, Inc. (Canada), Gtd. Notes, 144A(a)	6.250	11/15/22	23,920	24,817,000
Teck Resources Ltd. (Canada),
Gtd. Notes	4.750	01/15/22	35,597	37,287,857
Gtd. Notes(a)	6.250	07/15/41	6,487	7,135,700

				227,709,844

Miscellaneous Manufacturing 0.7%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	5.750	03/15/22	1,413	1,439,494
Sr. Unsec’d. Notes, 144A(a)	6.125	01/15/23	1,832	1,879,522
Sr. Unsec’d. Notes, 144A(a)	8.750	12/01/21	28,600	32,487,598
EnPro Industries, Inc., Gtd. Notes	5.875	09/15/22	2,575	2,684,437
Gates Global LLC/Gates Global Co., Gtd. Notes, 144A(a)	6.000	07/15/22	3,325	3,407,460

				41,898,511

Office/Business Equipment 0.2%
CDW LLC/CDW Finance Corp.,
Gtd. Notes(a)	5.000	09/01/25	2,900	3,023,250
Gtd. Notes	5.500	12/01/24	10,085	11,055,681

				14,078,931

Oil & Gas 6.4%
Alta Mesa Holdings LP/Alta Mesa Finance Sevices Corp., Gtd. Notes, 144A	7.875	12/15/24	13,009	13,952,152
Andeavor,
Gtd. Notes, 144A	4.750	12/15/23	6,700	7,196,315
Gtd. Notes, 144A	5.125	12/15/26	11,350	12,312,629
Antero Resources Corp.,
Gtd. Notes	5.000	03/01/25	16,990	16,650,200
Gtd. Notes	5.375	11/01/21	7,175	7,300,562
Gtd. Notes(a)	5.625	06/01/23	6,425	6,537,438
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsec’d. Notes, 144A(a)	10.000	04/01/22	16,632	16,923,060
California Resources Corp.,
Gtd. Notes	6.000	11/15/24	1,609	651,645
Sec’d. Notes, 144A	8.000	12/15/22	7,327	4,039,009

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Carrizo Oil & Gas, Inc., Gtd. Notes	8.250%	07/15/25	3,175	$3,286,125
Chesapeake Energy Corp., Gtd. Notes, 144A(a)	8.000	06/15/27	16,150	15,342,500
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	10.750	02/15/20	12,950	13,824,125
Concho Resources, Inc., Gtd. Notes(a)	5.500	04/01/23	7,325	7,544,750
Diamond Offshore Drilling, Inc., Sr. Unsec’d. Notes	7.875	08/15/25	6,925	6,925,000
Diamondback Energy, Inc., Gtd. Notes(a)	5.375	05/31/25	6,975	7,166,813
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	7.000	08/15/21	11,420	11,791,150
Sr. Unsec’d. Notes, 144A	8.125	09/15/23	11,146	11,870,490
Extraction Oil & Gas, Inc., Gtd. Notes, 144A	7.375	05/15/24	6,175	6,205,875
Extraction Oil & Gas, Inc./Extraction Finance Corp., Gtd. Notes, 144A	7.875	07/15/21	5,200	5,369,000
Halcon Resources Corp., Gtd. Notes, 144A(a)	6.750	02/15/25	23,725	23,843,625
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A	5.750	10/01/25	12,500	12,062,500
MEG Energy Corp. (Canada),
Gtd. Notes, 144A(a)	6.375	01/30/23	12,800	10,224,000
Gtd. Notes, 144A(a)	7.000	03/31/24	7,301	5,804,295
Sec’d. Notes, 144A(a)	6.500	01/15/25	13,850	12,863,187
Newfield Exploration Co.,
Sr. Unsec’d. Notes(a)	5.375	01/01/26	9,625	10,058,125
Sr. Unsec’d. Notes	5.750	01/30/22	1,906	2,010,830
Noble Holding International Ltd. (United Kingdom), Gtd. Notes(a)	7.750	01/15/24	7,150	5,523,232
Petrobras Global Finance BV (Brazil),
Gtd. Notes	6.125	01/17/22	1,265	1,340,900
Gtd. Notes	7.375	01/17/27	5,705	6,305,394
Gtd. Notes	8.375	05/23/21	7,000	7,948,500
Gtd. Notes	8.750	05/23/26	250	299,250
Precision Drilling Corp. (Canada),
Gtd. Notes	6.500	12/15/21	1,730	1,678,100
Gtd. Notes	6.625	11/15/20	1,196	1,174,893
Gtd. Notes	7.750	12/15/23	5,650	5,607,625
QEP Resources, Inc.,
Sr. Unsec’d. Notes(a)	5.250	05/01/23	445	422,750
Sr. Unsec’d. Notes(a)	5.375	10/01/22	2,300	2,213,750
Range Resources Corp.,
Gtd. Notes(a)	4.875	05/15/25	4,700	4,500,250
Gtd. Notes, 144A	5.000	08/15/22	3,182	3,126,315
Gtd. Notes, 144A(a)	5.000	03/15/23	1,450	1,431,875
Gtd. Notes, 144A	5.875	07/01/22	21,518	21,948,360

See Notes to Financial Statements.

Prudential High Yield Fund	31

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Rice Energy, Inc.,
Gtd. Notes	6.250%	05/01/22		4,625	$4,810,000
Gtd. Notes	7.250	05/01/23		9,237	9,872,044
RSP Permian, Inc., Gtd. Notes, 144A	5.250	01/15/25		9,962	9,986,905
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	5.500	08/01/20		4,025	4,142,933
Gtd. Notes	6.250	04/15/21		3,000	3,120,000
Gtd. Notes	6.375	04/01/23		20,739	21,853,721
Tullow Oil PLC (Ghana), Gtd. Notes, 144A	6.000	11/01/20		2,931	2,832,079
Western Refining Logistics LP/WNRL Finance Corp., Gtd. Notes	7.500	02/15/23		5,924	6,368,300
WPX Energy, Inc.,
Sr. Unsec’d. Notes	5.250	09/15/24		5,000	4,900,000
Sr. Unsec’d. Notes(a)	6.000	01/15/22		9,858	10,166,062
Sr. Unsec’d. Notes(a)	7.500	08/01/20		2,260	2,440,800
Sr. Unsec’d. Notes	8.250	08/01/23		4,925	5,405,188

					401,174,626

Oil & Gas Services 0.0%
SESI LLC,
Gtd. Notes	6.375	05/01/19		1,148	1,149,492
Gtd. Notes(a)	7.125	12/15/21		435	437,175
Seventy Seven Energy, Inc., Sr. Unsec’d. Notes^(d)	6.500	07/15/22		1,800	18

					1,586,685

Packaging & Containers 1.8%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, Cash coupon 7.125% or PIK 7.875%(a)	7.125	09/15/23		9,625	10,202,500
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A	6.000	06/30/21		1,725	1,771,144
Gtd. Notes, 144A(a)	6.000	02/15/25		5,350	5,697,750
Gtd. Notes, 144A	6.750	05/15/24	EUR	1,000	1,333,302
Gtd. Notes, 144A	7.250	05/15/24		23,450	25,867,695
Coveris Holdings SA (Luxembourg), Gtd. Notes, 144A(a)	7.875	11/01/19		18,845	18,232,537
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A(a)	6.375	08/15/25		1,275	1,434,375
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A	6.500	10/01/21		15,929	16,446,692

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand),
Gtd. Notes, 144A(a)	7.000%	07/15/24	15,810	$16,936,462
Sr. Sec’d. Notes	5.750	10/15/20	725	738,514
Sealed Air Corp.,
Gtd. Notes, 144A	4.875	12/01/22	3,225	3,394,313
Gtd. Notes, 144A	5.125	12/01/24	4,000	4,250,000
Gtd. Notes, 144A	5.250	04/01/23	3,025	3,236,750

				109,542,034

Pharmaceuticals 2.7%
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A	6.000	07/15/23	11,905	10,000,200
Gtd. Notes, 144A(a)	6.000	02/01/25	20,975	17,251,937
Endo Finance LLC, Gtd. Notes, 144A	5.750	01/15/22	1,475	1,320,125
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	5.375	01/15/23	21,825	18,278,437
Horizon Pharma, Inc., Gtd. Notes(a)	6.625	05/01/23	8,625	8,366,250
Horizon Pharma, Inc./Horizon Pharma USA, Inc., Gtd. Notes, 144A	8.750	11/01/24	585	604,013
Nature’s Bounty Co. (The), Sr. Unsec’d. Notes, 144A	7.625	05/15/21	13,050	13,930,875
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A(a)	5.500	03/01/23	12,150	10,206,000
Gtd. Notes, 144A(a)	5.625	12/01/21	1,750	1,605,625
Gtd. Notes, 144A	5.875	05/15/23	2,900	2,472,250
Gtd. Notes, 144A	6.125	04/15/25	11,140	9,399,375
Gtd. Notes, 144A	7.500	07/15/21	47,681	46,786,981
Sr. Sec’d. Notes, 144A	6.500	03/15/22	4,725	4,955,344
Vizient, Inc., Sr. Unsec’d. Notes, 144A	10.375	03/01/24	23,900	27,485,000

				172,662,412

Pipelines 1.6%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes	5.375	09/15/24	3,725	3,799,500
Energy Transfer Equity LP, Sr. Sec’d. Notes	7.500	10/15/20	3,650	4,119,938
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes	6.000	05/15/23	9,400	9,212,000
Gtd. Notes(a)	6.750	08/01/22	5,575	5,644,687
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A	4.875	08/15/27	8,325	8,574,750
Sr. Unsec’d. Notes, 144A	7.768	12/15/37	2,950	3,665,375

See Notes to Financial Statements.

Prudential High Yield Fund	33

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	5.625%	04/15/20	6,775	$7,130,687
Sr. Unsec’d. Notes, 144A	6.000	01/15/19	4,300	4,445,125
Sr. Unsec’d. Notes, 144A	6.875	04/15/40	14,807	16,176,647
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A(a)	5.500	09/15/24	8,650	8,650,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes(a)	6.750	03/15/24	4,900	5,304,250
Gtd. Notes, 144A	5.125	02/01/25	4,350	4,469,625
Gtd. Notes, 144A(a)	5.375	02/01/27	4,375	4,528,125
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes	5.875	10/01/20	2,650	2,693,063
Gtd. Notes	6.125	10/15/21	3,050	3,152,938
Gtd. Notes	6.250	10/15/22	2,475	2,617,313
Gtd. Notes	6.375	05/01/24	4,050	4,404,375

				98,588,398

Real Estate 0.7%
CBRE Services, Inc., Gtd. Notes	5.000	03/15/23	7,575	7,878,000
Crescent Communities LLC/Crescent Venture, Inc., Sr. Sec’d. Notes, 144A	8.875	10/15/21	16,575	17,486,625
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A	8.250	12/01/22	8,750	9,406,250
Realogy Group LLC/Realogy Co.-Issuer Corp., Gtd. Notes, 144A(a)	4.875	06/01/23	9,425	9,613,500

				44,384,375

Real Estate Investment Trusts (REITs) 0.9%
FelCor Lodging LP, Gtd. Notes	6.000	06/01/25	4,400	4,708,000
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.,
Gtd. Notes(a)	4.500	09/01/26	9,100	9,259,250
Gtd. Notes(a)	5.625	05/01/24	6,825	7,422,187
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes(a)	5.250	08/01/26	5,450	5,654,375
Gtd. Notes(a)	5.500	05/01/24	3,500	3,692,500
Gtd. Notes	6.375	03/01/24	4,250	4,616,563
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes(a)	5.000	04/15/21	3,550	3,612,125
Gtd. Notes	5.000	04/15/23	5,157	5,311,710

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Sabra Health Care LP/Sabra Capital Corp.,
Gtd. Notes	5.375%	06/01/23	5,225	$5,406,307
Gtd. Notes	5.500	02/01/21	1,600	1,664,000
Senior Housing Properties Trust, Sr. Unsec’d. Notes	6.750	12/15/21	5,475	6,157,154

				57,504,171

Retail 5.1%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A	6.000	04/01/22	6,375	6,585,375
Brinker International, Inc., Gtd. Notes, 144A	5.000	10/01/24	5,650	5,579,375
Caleres, Inc., Gtd. Notes	6.250	08/15/23	6,429	6,750,450
CEC Entertainment, Inc., Gtd. Notes	8.000	02/15/22	10,350	10,815,750
Claire’s Stores, Inc.,
Sr. Sec’d. Notes, 144A	6.125	03/15/20	3,675	1,690,500
Sr. Sec’d. Notes, 144A	9.000	03/15/19	8,225	4,379,813
Cumberland Farms, Inc., Sr. Unsec’d. Notes, 144A	6.750	05/01/25	3,050	3,274,938
Dollar Tree, Inc., Gtd. Notes(a)	5.750	03/01/23	4,705	4,963,775
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes(a)	6.750	06/15/23	3,775	3,576,813
Sr. Unsec’d. Notes	6.500	05/01/21	3,775	3,595,688
Sr. Unsec’d. Notes(a)	6.750	01/15/22	6,064	5,775,960
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes	8.625	06/15/20	11,925	10,792,125
Sr. Unsec’d. Notes(a)	8.625	06/15/20	5,955	5,389,275
Hot Topic, Inc., Sr. Sec’d. Notes, 144A	9.250	06/15/21	13,300	12,036,500
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Gtd. Notes, 144A	5.250	06/01/26	6,775	7,139,156
L Brands, Inc.,
Gtd. Notes	6.750	07/01/36	22,800	21,595,020
Gtd. Notes	6.875	11/01/35	13,650	13,069,875
Landry’s, Inc., Sr. Unsec’d. Notes, 144A(a)	6.750	10/15/24	20,950	21,211,875
Men’s Wearhouse, Inc. (The), Gtd. Notes(a)	7.000	07/01/22	23,376	20,746,200
Neiman Marcus Group Ltd., LLC, Gtd. Notes, 144A(a)	8.000	10/15/21	28,381	14,545,262
PetSmart, Inc.,
Gtd. Notes, 144A(a)	8.875	06/01/25	4,600	3,829,500
Sr. Sec’d. Notes, 144A	5.875	06/01/25	17,650	15,752,625
Sr. Unsec’d. Notes, 144A(a)	7.125	03/15/23	44,292	36,097,980
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A (original cost $10,484,905; purchased 06/22/12 - 03/01/17)(a)(f)	10.250	06/30/20	11,165	11,081,262

See Notes to Financial Statements.

Prudential High Yield Fund	35

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Retail (cont’d.)
Rite Aid Corp., Gtd. Notes, 144A(a)	6.125%	04/01/23	31,450	$30,860,312
Ruby Tuesday, Inc., Gtd. Notes(a)	7.625	05/15/20	13,478	13,410,610
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	5.625	12/01/25	12,907	13,181,403
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	5.500	06/01/24	5,725	5,639,125
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A	8.000	06/15/22	9,603	7,034,197

				320,400,739

Semiconductors 0.7%
Micron Technology, Inc.,
Sr. Sec’d. Notes	7.500	09/15/23	7,000	7,761,250
Sr. Unsec’d. Notes, 144A(a)	5.250	08/01/23	7,850	8,173,812
Sr. Unsec’d. Notes, 144A(a)	5.250	01/15/24	4,625	4,810,000
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.625	06/15/22	6,125	6,538,438
Sensata Technologies BV,
Gtd. Notes, 144A(a)	4.875	10/15/23	6,075	6,333,188
Gtd. Notes, 144A	5.000	10/01/25	2,000	2,095,000
Gtd. Notes, 144A	5.625	11/01/24	950	1,035,500
Sensata Technologies UK Financing Co. PLC, Gtd. Notes, 144A(a)	6.250	02/15/26	6,195	6,768,037

				43,515,225

Software 4.9%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125	07/15/21	88,580	91,458,850
BMC Software, Inc., Sr. Unsec’d. Notes	7.250	06/01/18	6,370	6,481,475
Boxer Parent Co., Inc., Sr. Unsec’d. Notes, 144A, Cash coupon 9.000% or PIK 9.750%(a)	9.000	10/15/19	25,795	25,795,000
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., Sr. Unsec’d. Notes, 144A	5.750	03/01/25	7,385	7,597,319
First Data Corp.,
Gtd. Notes, 144A(a)	7.000	12/01/23	72,400	78,011,000
Sec’d. Notes, 144A(a)	5.750	01/15/24	4,920	5,178,300
Sr. Sec’d. Notes, 144A(a)	5.000	01/15/24	3,025	3,149,751
Infor Software Parent LLC/Infor Software Parent, Inc., Gtd. Notes, 144A, Cash coupon 7.125% or PIK 7.875%	7.125	05/01/21	35,219	35,923,380
Infor US, Inc., Gtd. Notes(a)	6.500	05/15/22	11,388	11,615,760
Informatica LLC, Sr. Unsec’d. Notes, 144A(a)	7.125	07/15/23	16,925	17,009,625

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Software (cont’d.)
Nuance Communications, Inc.,
Gtd. Notes	6.000%	07/01/24	2,848	$3,068,122
Gtd. Notes, 144A	5.375	08/15/20	4,194	4,256,910
Rackspace Hosting, Inc., Gtd. Notes, 144A(a)	8.625	11/15/24	5,625	5,969,531
RP Crown Parent LLC, Sr. Sec’d. Notes, 144A	7.375	10/15/24	11,150	11,373,000

				306,888,023

Telecommunications 7.3%
Aegis Merger Sub., Inc., Sr. Unsec’d. Notes, 144A	10.250	02/15/23	2,855	3,147,638
Anixter, Inc., Gtd. Notes	5.500	03/01/23	1,975	2,123,125
Avaya, Inc., Sec’d. Notes, 144A(d)	10.500	03/01/21	12,830	416,975
C&W Senior Financing Designated Activity Co. (Ireland), Sr. Unsec’d. Notes, 144A(a)	6.875	09/15/27	11,350	11,775,625
CenturyLink, Inc.,
Sr. Unsec’d. Notes	6.450	06/15/21	21,415	22,405,444
Sr. Unsec’d. Notes	6.875	01/15/28	4,700	4,629,500
CommScope Technologies LLC, Gtd. Notes, 144A(a)	6.000	06/15/25	14,749	15,670,812
Digicel Group Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A	7.125	04/01/22	780	693,225
Sr. Unsec’d. Notes, 144A	8.250	09/30/20	13,675	13,145,094
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A(a)	6.750	03/01/23	9,820	9,414,925
Sr. Unsec’d. Notes, 144A(a)	6.000	04/15/21	275	266,750
Frontier Communications Corp.,
Sr. Unsec’d. Notes(a)	6.875	01/15/25	2,100	1,596,000
Sr. Unsec’d. Notes	8.750	04/15/22	3,400	2,881,500
Sr. Unsec’d. Notes(a)	9.250	07/01/21	3,950	3,624,125
Sr. Unsec’d. Notes	10.500	09/15/22	6,470	5,823,000
Sr. Unsec’d. Notes(a)	11.000	09/15/25	62,525	54,474,906
GTT Communications, Inc., Gtd. Notes, 144A	7.875	12/31/24	12,410	13,243,803
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes(a)	5.500	08/01/23	17,000	14,195,000
Gtd. Notes	7.250	10/15/20	4,600	4,378,625
Gtd. Notes, 144A	9.750	07/15/25	21,150	21,520,125
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes	7.750	06/01/21	11,510	7,265,688
Gtd. Notes	8.125	06/01/23	28,795	17,579,347
Level 3 Financing, Inc.,
Gtd. Notes	5.125	05/01/23	5,500	5,589,375
Gtd. Notes	5.250	03/15/26	7,702	7,875,295
Gtd. Notes(a)	5.375	05/01/25	1,010	1,037,775

See Notes to Financial Statements.

Prudential High Yield Fund	37

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
ORBCOMM, Inc., Sr. Sec’d. Notes, 144A	8.000%	04/01/24	11,700	$12,533,625
Sprint Capital Corp.,
Gtd. Notes	6.875	11/15/28	34,085	37,493,500
Gtd. Notes	6.900	05/01/19	5,280	5,650,128
Gtd. Notes	8.750	03/15/32	13,475	16,709,000
Sprint Communications, Inc.,
Gtd. Notes, 144A	7.000	03/01/20	1,313	1,437,735
Sr. Unsec’d. Notes	6.000	11/15/22	1,800	1,914,750
Sprint Corp.,
Gtd. Notes(a)	7.125	06/15/24	11,990	13,189,000
Gtd. Notes(a)	7.625	02/15/25	30,638	34,620,940
Gtd. Notes(a)	7.875	09/15/23	1,265	1,445,427
T-Mobile USA, Inc.,
Gtd. Notes	6.375	03/01/25	7,375	7,941,953
Gtd. Notes(a)	6.500	01/15/26	10,800	11,961,000
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, 144A(a)	5.303	05/30/24	7,400	8,010,500
Trilogy International Partners LLC/Trilogy International Finance, Inc. (New Zealand), Sr. Sec’d. Notes, 144A	8.875	05/01/22	1,300	1,345,500
Wind Acquisition Finance SA (Italy),
Sec’d. Notes, 144A	7.375	04/23/21	39,456	41,023,192
Sr. Sec’d. Notes, 144A	6.500	04/30/20	5,300	5,505,375
Xplornet Communications, Inc. (Canada), Sr. Unsec’d. Notes, 144A, Cash coupon 9.625% or PIK 10.625%	9.625	06/01/22	17,840	18,642,800

				464,198,102

Textiles 0.4%
Springs Industries, Inc., Sr. Sec’d. Notes	6.250	06/01/21	24,861	25,606,830

Transportation 0.6%
Hornbeck Offshore Services, Inc.,
Gtd. Notes (original cost $2,510,063; purchased 01/17/17 - 02/07/17)(f)	5.000	03/01/21	3,625	1,667,500
Gtd. Notes (original cost $5,102,313; purchased 03/16/12 - 02/03/17)(a)(f)	5.875	04/01/20	5,750	3,277,500
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc. (Monaco), Sr. Sec’d. Notes, 144A(a)	7.375	01/15/22	6,100	4,956,250
XPO Logistics, Inc.,
Gtd. Notes, 144A(a)	6.125	09/01/23	10,850	11,324,688
Gtd. Notes, 144A(a)	6.500	06/15/22	14,685	15,450,088

				36,676,026

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Trucking & Leasing 0.2%
DAE Funding LLC (United Arab Emirates), Gtd. Notes, 144A	5.000%	08/01/24	10,225	$10,455,063

TOTAL CORPORATE BONDS (cost $5,382,132,496)				5,510,463,322

			Shares
COMMON STOCKS 0.0%

Advertising 0.0%
Mood Media Corp.^*			546,428	311,464
Mood Media Corp.^*			669,375	381,544

				693,008

Consumer Products 0.0%
WKI Holding Co., Inc.^*			6,031	163,862

Oil, Gas & Consumable Fuels 0.0%
Frontera Energy Corp. (Colombia)*			27,914	777,126

TOTAL COMMON STOCKS (cost $3,657,567)				1,633,996

PREFERRED STOCKS 0.2%

Banks 0.1%
Citigroup Capital XIII, (Capital security, fixed to floating preferred), 7.681%, 3 Month LIBOR + 6.370%(c)			153,000	4,143,240
Goldman Sachs Group, Inc. (The) Series K, (fixed to floating preferred), 6.375%			87,000	2,523,870

				6,667,110

Building Materials & Construction 0.0%
New Millennium Homes LLC^*			2,000	90,000

Cable 0.0%
Adelphia Communications Corp. (Class A Stock)^(d)*			20,000	20

Independent Power & Renewable Electricity Producers 0.1%
Dynegy, Inc., CVT, Series A, 5.375%			162,812	5,133,462

TOTAL PREFERRED STOCKS (cost $14,748,960)				11,890,592

See Notes to Financial Statements.

Prudential High Yield Fund	39

Schedule of Investments (continued)

as of August 31, 2017

Description	Units	Value
WARRANTS* 0.0%

Chemicals
Hercules, Inc., expiring 03/31/29 (cost $0)	230	$—

TOTAL LONG-TERM INVESTMENTS (cost $5,722,004,383)		5,840,340,243

SHORT-TERM INVESTMENTS 27.7%
	Shares
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund(w)	49,266	458,175
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	381,826,265	381,826,265
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $1,365,408,548; includes $1,363,973,450 of cash collateral for securities on loan)(b)(w)	1,365,361,808	1,365,498,344

TOTAL SHORT-TERM INVESTMENTS (cost $1,747,712,689)		1,747,782,784

TOTAL INVESTMENTS 120.3% (cost $7,469,717,072)		7,588,123,027
Liabilities in excess of other assets(z) (20.3)%		(1,281,417,278)

NET ASSETS 100.0%		$6,306,705,749

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CLO—Collateralized Loan Obligation

CVT—Convertible Security

EUR—Euro

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $949,583 and 0.0% of net assets.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,337,912,203; cash collateral of $1,363,973,450 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

See Notes to Financial Statements.

40

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2017.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post maturity.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $28,284,302. The aggregate value, $25,208,618, is 0.4% of net assets.
(p)	Interest rate not available as of August 31, 2017.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund, Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at August 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
672	2 Year U.S. Treasury Notes	Dec. 2017	$145,301,329	$145,362,000	$60,671
1,814	10 Year U.S. Treasury Notes	Dec. 2017	229,149,456	230,349,656	1,200,200
441	20 Year U.S. Treasury Bonds	Dec. 2017	68,354,793	68,837,344	482,551
231	30 Year U.S. Ultra Treasury Bonds	Dec. 2017	38,724,698	39,053,437	328,739

					2,072,161

	Short Positions:
3	5 Year Euro-Bobl	Sep. 2017	473,706	475,489	(1,783)
1	10 Year Euro-Bund	Sep. 2017	195,095	196,519	(1,424)
4	Euro Schatz DUA Index	Sep. 2017	534,080	534,582	(502)

					(3,709)

					$2,068,452

Cash of $4,810,000 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at August 31, 2017.

Forward foreign currency exchange contracts outstanding at August 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
Euro,
Expiring 09/05/2017	Morgan Stanley	EUR	1,033	$1,232,955	$1,229,844	$(3,111)

See Notes to Financial Statements.

Prudential High Yield Fund	41

Schedule of Investments (continued)

as of August 31, 2017

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
Euro,
Expiring 09/05/2017	Morgan Stanley	EUR	1,033	$1,204,218	$1,229,844	$(25,626)
Expiring 10/03/2017	Morgan Stanley	EUR	1,033	1,234,864	1,231,720	3,144

				$2,439,082	$2,461,564	(22,482)

						$(25,593)

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$215,656,087	$—
Bank Loans	—	100,696,246	—
Corporate Bonds	—	5,510,460,629	2,693
Common Stocks	777,126	—	856,870
Preferred Stocks	11,800,572	—	90,020
Warrants	—	—	—
Affiliated Mutual Funds	1,747,782,784	—	—
Other Financial Instruments*
Futures Contracts	2,068,452	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(25,593)	—

Total	$1,762,428,934	$5,826,787,369	$949,583

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

42

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2017 were as follows (unaudited):

Industry Classification:

Affiliated Mutual Funds (including 21.6% of collateral for securities on loan)	27.7%
Media	8.3
Telecommunications	7.3
Oil & Gas	6.4
Healthcare-Services	5.3
Retail	5.1
Chemicals	5.0
Electric	4.9
Software	4.9
Entertainment	3.9
Home Builders	3.7
Mining	3.6
Collateralized Loan Obligations	3.4
Pharmaceuticals	2.7
Foods	2.2
Commercial Services	1.9
Packaging & Containers	1.8
Building Materials	1.7
Lodging	1.6
Pipelines	1.6
Computers	1.3
Diversified Financial Services	1.3
Auto Parts & Equipment	1.2
Coal	1.0
Real Estate Investment Trusts (REITs)	0.9
Technology	0.8
Real Estate	0.7
Semiconductors	0.7
Distribution/Wholesale	0.7
Miscellaneous Manufacturing	0.7
Healthcare-Products	0.6
Iron/Steel	0.6
Transportation	0.6
Leisure Time	0.5
Metal Fabricate & Hardware	0.5%
Aerospace & Defense	0.5
Banks	0.4
Machinery-Diversified	0.4
Textiles	0.4
Internet	0.4
Gas	0.4
Engineering & Construction	0.3
Environmental Control	0.3
Advertising	0.3
Office/Business Equipment	0.2
Beverages	0.2
Agriculture	0.2
Auto Manufacturers	0.2
Trucking & Leasing	0.2
Retailers	0.1
Hand/Machine Tools	0.1
Home Furnishings	0.1
Electrical Components & Equipment	0.1
Forest Products & Paper	0.1
Gaming	0.1
Independent Power & Renewable Electricity Producers	0.1
Construction Machinery	0.1
Housewares	0.0	*
Oil & Gas Services	0.0	*
Oil, Gas & Consumable Fuels	0.0	*
Energy - Other	0.0	*
Consumer Products	0.0	*
Building Materials & Construction	0.0	*
Cable	0.0	*

	120.3
Liabilities in excess of other assets	(20.3)

	100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

Prudential High Yield Fund	43

Schedule of Investments (continued)

as of August 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$—		—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,144		Unrealized depreciation on OTC forward foreign currency exchange contracts	28,737
Interest rate contracts	Due from/to broker—variation margin futures	2,072,161	*	Due from/to broker—variation margin futures	3,709	*

Total		$2,075,305			$32,446

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures contracts and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August, 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Futures	Forward Currency Contracts(2)	Swaps	Total
Credit contracts	$—	$—	$—	$(5,061,446)	$(5,061,446)
Equity contracts	(2)	—	—	—	(2)
Foreign exchange contracts	—	—	(48,099)	—	(48,099)
Interest rate contracts	—	4,444,002	—	—	4,444,002

Total	$(2)	$4,444,002	$(48,099)	$(5,061,446)	$(665,545)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

See Notes to Financial Statements.

44

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(3)	Futures	Forward Currency Contracts(4)	Total
Equity contracts	$8,221	$—	$—	$8,221
Foreign exchange contracts	—	—	(9,457)	(9,457)
Interest rate contracts	—	2,229,237	—	2,229,237

Total	$8,221	$2,229,237	$(9,457)	$2,228,001

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended August 31, 2017, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)	Forward Foreign Currency Exchange Contracts— Sold(2)	Credit Default Swap Agreements— Buy Protection(3)
$355,080,044	$33,383,264	$1,148,595	$2,291,851	$20,000,000

(1)	Value at Trade Date.
(2)	Value at Settlement Date.
(3)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instruments/transactions assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$1,337,912,203	$(1,337,912,203)	$—

See Notes to Financial Statements.

Prudential High Yield Fund	45

Schedule of Investments (continued)

as of August 31, 2017

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Morgan Stanley	$3,144	$(28,737)	$(25,593)	$—	$(25,593)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.
(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

46

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Statement of Assets & Liabilities

as of August 31, 2017

Assets
Investments at value, including securities on loan of $1,337,912,203:
Unaffiliated investments (cost $5,722,004,383)	$5,840,340,243
Affiliated investments (cost $1,747,712,689)	1,747,782,784
Cash	325,006
Foreign currency, at value (cost $72,375)	80,132
Deposit with broker for futures	4,810,000
Dividends and interest receivable	100,541,012
Receivable for Fund shares sold	19,509,141
Receivable for investments sold	14,701,643
Due from broker—variation margin futures	688,612
Unrealized appreciation on OTC forward foreign currency exchange contracts	3,144

Total assets	7,728,781,717

Liabilities
Payable to broker for collateral for securities on loan	1,363,973,450
Payable for Fund shares reacquired	26,150,736
Payable for investments purchased	23,485,620
Dividends payable	3,134,169
Accrued expenses and other liabilities	2,416,076
Management fee payable	2,067,956
Distribution fee payable	650,936
Affiliated transfer agent fee payable	166,233
Unrealized depreciation on OTC forward foreign currency exchange contracts	28,737
Deferred directors’ fees	2,055

Total liabilities	1,422,075,968

Net Assets	$6,306,705,749

Net assets were comprised of:
Common stock, at par	$11,311,880
Paid-in capital in excess of par	6,275,437,510

6,286,749,390
Undistributed net investment income	7,637,195
Accumulated net realized loss on investment and foreign currency transactions	(108,138,707)
Net unrealized appreciation on investments and foreign currencies	120,457,871

Net assets, August 31, 2017	$6,306,705,749

See Notes to Financial Statements.

48

Class A
Net asset value and redemption price per share ($1,382,192,210 ÷ 248,147,005 shares of common stock issued and outstanding)	$5.57
Maximum sales charge (4.50% of offering price)	0.26

Maximum offering price to public	$5.83

Class B
Net asset value, offering price and redemption price per share
($163,903,858 ÷ 29,464,014 shares of common stock issued and outstanding)	$5.56

Class C
Net asset value, offering price and redemption price per share
($266,881,435 ÷ 47,978,099 shares of common stock issued and outstanding)	$5.56

Class Q
Net asset value, offering price and redemption price per share
($1,517,153,594 ÷ 272,330,780 shares of common stock issued and outstanding)	$5.57

Class R
Net asset value, offering price and redemption price per share
($64,517,510 ÷ 11,586,806 shares of common stock issued and outstanding)	$5.57

Class Z
Net asset value, offering price and redemption price per share
($2,912,057,142 ÷ 521,681,275 shares of common stock issued and outstanding)	$5.58

See Notes to Financial Statements.

Prudential High Yield Fund	49

Statement of Operations

Year Ended August 31, 2017

Net Investment Income (Loss)
Income
Interest income	$375,309,009
Income from securities lending, net (including affiliated income of $1,361,011)	3,579,644
Affiliated dividend income	2,849,855
Unaffiliated dividend income	1,299,664

Total income	383,038,172

Expenses
Management fee	22,230,462
Distribution fee—Class A	3,360,743
Distribution fee—Class B	1,302,225
Distribution fee—Class C	2,607,231
Distribution fee—Class R	462,312
Transfer agent’s fees and expenses (including affiliated expense of $1,022,000)	6,134,000
Registration fees	506,000
Custodian and accounting fees	493,000
Shareholders’ reports	356,000
Directors’ fees	88,000
Legal fees and expenses	51,000
Audit fee	41,000
Commitment fee on syndicated credit agreement	9,000
Miscellaneous	73,908

Total expenses	37,714,881
Less: Distribution fee waiver—Class R	(154,105)

Net expenses	37,560,776

Net investment income (loss)	345,477,396

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(52,075))	35,407,018
Futures transactions	4,444,002
Swap agreement transactions	(5,061,446)
Foreign currency transactions	(48,295)

34,741,279

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $89,812)	91,551,132
Futures	2,229,237
Foreign currencies	(944)

93,779,425

Net gain (loss) on investment and foreign currency transactions	128,520,704

Net Increase (Decrease) In Net Assets Resulting From Operations	$473,998,100

See Notes to Financial Statements.

50

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$345,477,396	$229,527,207
Net realized gain (loss) on investment and foreign currency transactions	34,741,279	(31,419,690)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	93,779,425	146,770,981

Net increase (decrease) in net assets resulting from operations	473,998,100	344,878,498

Dividends from net investment income
Class A	(81,898,191)	(75,405,006)
Class B	(9,729,400)	(11,275,345)
Class C	(13,937,118)	(12,620,814)
Class Q	(63,863,614)	(12,161,646)
Class R	(3,606,415)	(3,128,553)
Class Z	(178,736,885)	(122,673,401)

	(351,771,623)	(237,264,765)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	3,152,850,206	2,159,239,037
Net asset value of shares issued in reinvestment of dividends and distributions	313,291,889	208,297,523
Cost of shares reacquired	(2,069,091,628)	(978,102,009)

Net increase (decrease) in net assets from Fund share transactions	1,397,050,467	1,389,434,551

Total increase (decrease)	1,519,276,944	1,497,048,284

Net Assets:
Beginning of year	4,787,428,805	3,290,380,521

End of year(a)	$6,306,705,749	$4,787,428,805

(a) Includes undistributed net investment income of:	$7,637,195	$6,892,943

See Notes to Financial Statements.

Prudential High Yield Fund	51

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 15 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. The Company consists of two investment portfolios: Prudential High Yield Fund and Prudential Short Duration High Yield Income Fund. These financial statements relate to Prudential High Yield Fund (the “Fund”).

The investment objective of the Fund is to maximize current income. As a secondary investment objective, the Fund seeks capital appreciation but only when consistent with the Fund’s primary objective of current income.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale

52

price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price are classified as Level 3 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

Prudential High Yield Fund	53

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of

54

fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, forward currency contracts, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures

Prudential High Yield Fund	55

Notes to Financial Statements (continued)

transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an

56

emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements

Prudential High Yield Fund	57

Notes to Financial Statements (continued)

which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund may lend its portfolio securities to one or more banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the

58

collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk—Counterparty Risk: For the one-year period beginning July 25, 2017 through July 24, 2018, the Fund entered into an exclusive securities lending arrangement with a single counterparty (i.e., the borrower) as the sole counterparty to the Fund’s portfolio for its securities lending activity. If the borrower defaults, the loaned securities may fail to be returned to the Fund. However, this risk is mitigated since the market value of the securities on loan is fully collateralized. Furthermore, the Fund’s securities lending agent indemnifies the Fund against default by the borrower.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Prudential High Yield Fund	59

Notes to Financial Statements (continued)

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to $250 million, .475% of the next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and .35% of the Fund’s average daily net assets in excess of $3 billion. The effective management fee rate was .39% for the year ended August 31, 2017.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund. Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25%, .75%, 1% and .75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS has contractually agreed through December 31, 2018 to limit such expenses to .50% of the average daily net assets of the Class R shares.

PIMS has advised the Fund that it has received $2,672,349 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

60

PIMS has advised the Fund that for the year ended August 31, 2017, it received $592, $121,337 and $38,392 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended August 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Fund also invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with Prudential Core Ultra Short Bond Fund, the “Core Funds”), registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended August 31, 2017, PGIM, Inc. was compensated $973,129 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Funds and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Treasury securities) for the year ended August 31, 2017, were $3,202,928,593 and $2,104,682,550, respectively.

On June 14, 2017, GenOn Energy, Inc. and its subsidiaries filed for bankruptcy under Chapter 11. In connection with the Chapter 11 plan of reorganization (the “GenOn Reorganization Plan”), GenOn Energy, Inc. and its subsidiaries will issue a 144A high yield bond offering for the exit financing of the bankruptcy. As part of the GenOn Reorganization

Prudential High Yield Fund	61

Notes to Financial Statements (continued)

Plan and restructuring of the existing bond, PGIM, Inc. has agreed to participate in a backstop commitment of $54,031,000 for the new bond offering. Under the commitment agreement, the Fund will be obligated to purchase all of the unsubscribed shares of the bond offering. The Fund has received a backstop fee of $2,701,550 in conjunction with this commitment. The offering is expected to close by December 31, 2017.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended August 31, 2017, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $7,038,479 due to differences in the treatment for book and tax purposes of premium amortization, certain transactions involving foreign securities and currencies, paydown gains/losses, swaps, and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended August 31, 2017 and August 31, 2016, the tax character of dividends paid by the Fund were $351,771,623 and $237,264,765 of ordinary income, respectively.

As of August 31, 2017, the accumulated undistributed earnings on a tax basis was $12,864,388 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of investments and the net unrealized appreciation as of August 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$7,485,706,186	$253,642,080	$(149,182,380)	$104,459,700

The difference between book and tax basis is primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for book and tax purposes, securities in default, trust preferred securities and appreciation (depreciation) of swaps.

62

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after September 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before August 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of August 31, 2017, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$44,375,000

Pre-Enactment Losses:
Expiring 2018	$49,857,000

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales of shares made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 6 billion shares of common stock, with a par value of $.01 per share. Of the Company’s authorized capital stock, 4.815 billion authorized shares have been allocated to the Fund and divided into nine classes, designated Class A, Class B,

Prudential High Yield Fund	63

Notes to Financial Statements (continued)

Class C, Class Q, Class R, Class Z, Class T, Class R2 and Class R4 common stock, each of which consists of 665 million, 50 million, 200 million, 1 billion, 150 million, 2.250 billion, 300 million, 100 million and 100 million authorized shares, respectively. The Fund currently does not have any Class T, Class R2 and Class R4 shares outstanding.

At reporting period end, five shareholders of record held 51% of the Fund’s outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2017:
Shares sold	69,794,827	$383,703,991
Shares issued in reinvestment of dividends and distributions	12,437,783	68,567,814
Shares reacquired	(57,506,574)	(315,978,567)

Net increase (decrease) in shares outstanding before conversion	24,726,036	136,293,238
Shares issued upon conversion from other share class(es)	3,515,000	19,267,367
Shares reacquired upon conversion into other share class(es)	(19,030,653)	(104,997,680)

Net increase (decrease) in shares outstanding	9,210,383	$50,562,925

Year ended August 31, 2016:
Shares sold	56,268,426	$293,394,788
Shares issued in reinvestment of dividends and distributions	12,093,016	62,948,624
Shares reacquired	(55,399,875)	(287,064,270)

Net increase (decrease) in shares outstanding before conversion	12,961,567	69,279,142
Shares issued upon conversion from other share class(es)	1,779,444	9,278,767
Shares reacquired upon conversion into other share class(es)	(2,241,792)	(11,774,975)

Net increase (decrease) in shares outstanding	12,499,219	$66,782,934

Class B
Year ended August 31, 2017:
Shares sold	243,104	$1,334,045
Shares issued in reinvestment of dividends and distributions	1,464,340	8,056,185
Shares reacquired	(3,850,309)	(21,135,939)

Net increase (decrease) in shares outstanding before conversion	(2,142,865)	(11,745,709)
Shares reacquired upon conversion into other share class(es)	(2,925,445)	(16,027,191)

Net increase (decrease) in shares outstanding	(5,068,310)	$(27,772,900)

Year ended August 31, 2016:
Shares sold	488,276	$2,506,254
Shares issued in reinvestment of dividends and distributions	1,781,912	9,254,370
Shares reacquired	(6,223,869)	(32,141,255)

Net increase (decrease) in shares outstanding before conversion	(3,953,681)	(20,380,631)
Shares reacquired upon conversion into other share class(es)	(1,610,858)	(8,404,551)

Net increase (decrease) in shares outstanding	(5,564,539)	$(28,785,182)

64

Class C	Shares	Amount
Year ended August 31, 2017:
Shares sold	11,322,593	$62,148,367
Shares issued in reinvestment of dividends and distributions	2,187,340	12,041,939
Shares reacquired	(8,858,269)	(48,639,772)

Net increase (decrease) in shares outstanding before conversion	4,651,664	25,550,534
Shares reacquired upon conversion into other share class(es)	(2,617,227)	(14,391,840)

Net increase (decrease) in shares outstanding	2,034,437	$11,158,694

Year ended August 31, 2016:
Shares sold	13,626,241	$70,885,406
Shares issued in reinvestment of dividends and distributions	2,043,839	10,628,774
Shares reacquired	(13,155,122)	(67,789,742)

Net increase (decrease) in shares outstanding before conversion	2,514,958	13,724,438
Shares reacquired upon conversion into other share class(es)	(598,077)	(3,141,716)

Net increase (decrease) in shares outstanding	1,916,881	$10,582,722

Class Q
Year ended August 31, 2017:
Shares sold	107,441,395	$593,878,254
Shares issued in reinvestment of dividends and distributions	11,174,918	61,952,046
Shares reacquired	(86,222,493)	(476,141,714)

Net increase (decrease) in shares outstanding before conversion	32,393,820	179,688,586
Shares issued upon conversion from other share class(es)	179,942,156	989,696,588
Shares reacquired upon conversion into other share class(es)	(70,878)	(391,509)

Net increase (decrease) in shares outstanding	212,265,098	$1,168,993,665

Year ended August 31, 2016:
Shares sold	51,581,818	$264,441,391
Shares issued in reinvestment of dividends and distributions	2,246,447	11,745,056
Shares reacquired	(4,615,331)	(23,834,099)

Net increase (decrease) in shares outstanding before conversion	49,212,934	252,352,348
Shares issued upon conversion from other share class(es)	4,958	26,228

Net increase (decrease) in shares outstanding	49,217,892	$252,378,576

Class R
Year ended August 31, 2017:
Shares sold	4,088,954	$22,491,522
Shares issued in reinvestment of dividends and distributions	653,205	3,600,947
Shares reacquired	(3,710,479)	(20,416,751)

Net increase (decrease) in shares outstanding	1,031,680	$5,675,718

Year ended August 31, 2016:
Shares sold	3,171,239	$16,472,414
Shares issued in reinvestment of dividends and distributions	600,526	3,125,205
Shares reacquired	(2,831,632)	(14,694,374)

Net increase (decrease) in shares outstanding	940,133	$4,903,245

Prudential High Yield Fund	65

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended August 31, 2017:
Shares sold	379,542,126	$2,089,294,027
Shares issued in reinvestment of dividends and distributions	28,815,764	159,072,958
Shares reacquired	(215,386,247)	(1,186,778,885)

Net increase (decrease) in shares outstanding before conversion	192,971,643	1,061,588,100
Shares issued upon conversion from other share class(es)	21,208,541	117,067,324
Shares reacquired upon conversion into other share class(es)	(179,717,035)	(990,223,059)

Net increase (decrease) in shares outstanding	34,463,149	$188,432,365

Year ended August 31, 2016:
Shares sold	289,691,300	$1,511,538,784
Shares issued in reinvestment of dividends and distributions	21,142,763	110,595,494
Shares reacquired	(106,351,890)	(552,578,269)

Net increase (decrease) in shares outstanding before conversion	204,482,173	1,069,556,009
Shares issued upon conversion from other shares class(es)	2,825,728	14,876,731
Shares reacquired upon conversion into other share class(es)	(166,016)	(860,484)

Net increase (decrease) in shares outstanding	207,141,885	$1,083,572,256

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly.

Subsequent to the reporting period end, the SCA has been renewed effective October 5, 2017 and will continue to provide a commitment of $900 million through October 4, 2018. The commitment fee paid by the Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result

66

in large scale asset flows into and out of the portfolios. Consequently, the portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended August 31, 2017.

8. Recent Accounting Pronouncements and Reporting Updates

In October 2016, the SEC adopted new forms, rules and rule amendments intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that registered investment companies provide to investors. Among the new reporting and disclosure requirements, the SEC would require registered investment companies to establish a liquidity risk management program and to file a new monthly Form N-PORT that provides more detailed information about fund holdings and their liquidity. In addition, the SEC is adopting new Form N-CEN which will require registered investment companies to annually report certain census-type information. The compliance dates are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impact to the funds.

9. Other

At the Company’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, like Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective September 1, 2017.

Prudential High Yield Fund	67

Financial Highlights

Class A Shares
	Year Ended August 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.45	$5.38	$5.80	$5.60	$5.59
Income (loss) from investment operations:
Net investment income (loss)	.33	.32	.33	.33	.34
Net realized and unrealized gain (loss) on investment transactions	.13	.08	(.41)	.22	.04
Total from investment operations	.46	.40	(.08)	.55	.38
Less Dividends:
Dividends from net investment income	(.34)	(.33)	(.34)	(.35)	(.37)
Net asset value, end of year	$5.57	$5.45	$5.38	$5.80	$5.60
Total Return(b):	8.60%	7.96%	(1.39)%	10.11%	6.85%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,382,192	$1,302,432	$1,218,179	$1,347,911	$1,327,678
Average net assets (000)	$1,344,300	$1,180,916	$1,290,432	$1,355,610	$1,385,567
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	.81%	.82%	.83%	.82%	.83%
Expenses before waivers and/or expense reimbursement(d)	.81%	.82%	.85%	.87%	.88%
Net investment income (loss)	5.99%	6.18%	5.88%	5.78%	6.04%
Portfolio turnover rate	40%	28%	48%	51%	55%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated.

See Notes to Financial Statements.

68

Class B Shares
	Year Ended August 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.44	$5.37	$5.80	$5.60	$5.59
Income (loss) from investment operations:
Net investment income (loss)	.30	.29	.30	.30	.32
Net realized and unrealized gain (loss) on investment transactions	.13	.09	(.42)	.23	.03
Total from investment operations	.43	.38	(.12)	.53	.35
Less Dividends:
Dividends from net investment income	(.31)	(.31)	(.31)	(.33)	(.34)
Net asset value, end of year	$5.56	$5.44	$5.37	$5.80	$5.60
Total Return(b):	8.07%	7.43%	(2.06)%	9.57%	6.33%

Ratios/Supplemental Data:
Net assets, end of year (000)	$163,904	$188,011	$215,462	$259,756	$213,714
Average net assets (000)	$173,630	$191,578	$235,221	$239,412	$194,916
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.30%	1.32%	1.33%	1.32%	1.33%
Expenses before waivers and/or expense reimbursement	1.30%	1.32%	1.33%	1.32%	1.33%
Net investment income (loss)	5.49%	5.67%	5.38%	5.27%	5.53%
Portfolio turnover rate	40%	28%	48%	51%	55%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential High Yield Fund	69

Financial Highlights (continued)

Class C Shares
	Year Ended August 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.44	$5.37	$5.80	$5.59	$5.58
Income (loss) from investment operations:
Net investment income (loss)	.29	.28	.29	.29	.30
Net realized and unrealized gain (loss) on investment transactions	.12	.08	(.42)	.23	.04
Total from investment operations	.41	.36	(.13)	.52	.34
Less Dividends:
Dividends from net investment income	(.29)	(.29)	(.30)	(.31)	(.33)
Net asset value, end of year	$5.56	$5.44	$5.37	$5.80	$5.59
Total Return(b):	7.80%	7.16%	(2.31)%	9.49%	6.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$266,881	$250,106	$236,533	$270,142	$247,992
Average net assets (000)	$260,724	$224,095	$254,515	$258,825	$260,306
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.56%	1.57%	1.58%	1.57%	1.58%
Expenses before waivers and/or expense reimbursement	1.56%	1.57%	1.58%	1.57%	1.58%
Net investment income (loss)	5.24%	5.42%	5.13%	5.03%	5.29%
Portfolio turnover rate	40%	28%	48%	51%	55%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

70

Class Q Shares
	Year Ended August 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.46	$5.39	$5.81	$5.61	$5.61
Income (loss) from investment operations:
Net investment income (loss)	.35	.34	.35	.35	.37
Net realized and unrealized gain (loss) on investment transactions	.12	.08	(.41)	.23	.02
Total from investment operations	.47	.42	(.06)	.58	.39
Less Dividends:
Dividends from net investment income	(.36)	(.35)	(.36)	(.38)	(.39)
Net asset value, end of year	$5.57	$5.46	$5.39	$5.81	$5.61
Total Return(b):	8.82%	8.36%	(1.01)%	10.50%	7.04%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,517,154	$327,725	$58,416	$14,336	$7,901
Average net assets (000)	$988,188	$178,565	$44,388	$10,563	$52,463
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.42%	.45%	.46%	.46%	.47%
Expenses before waivers and/or expense reimbursement	.42%	.45%	.46%	.46%	.47%
Net investment income (loss)	6.35%	6.61%	6.27%	6.12%	6.40%
Portfolio turnover rate	40%	28%	48%	51%	55%

(a)	Calculated based on average shares outstanding during the year .
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential High Yield Fund	71

Financial Highlights (continued)

Class R Shares
	Year Ended August 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.45	$5.38	$5.80	$5.60	$5.59
Income (loss) from investment operations:
Net investment income (loss)	.32	.31	.31	.32	.33
Net realized and unrealized gain (loss) on investment transactions	.12	.08	(.40)	.22	.04
Total from investment operations	.44	.39	(.09)	.54	.37
Less Dividends:
Dividends from net investment income	(.32)	(.32)	(.33)	(.34)	(.36)
Net asset value, end of year	$5.57	$5.45	$5.38	$5.80	$5.60
Total Return(b):	8.33%	7.70%	(1.63)%	9.84%	6.59%

Ratios/Supplemental Data:
Net assets, end of year (000)	$64,518	$57,520	$51,716	$57,502	$50,732
Average net assets (000)	$61,642	$50,921	$54,089	$55,379	$47,639
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.06%	1.07%	1.08%	1.07%	1.08%
Expenses before waivers and/or expense reimbursement	1.31%	1.32%	1.33%	1.32%	1.33%
Net investment income (loss)	5.74%	5.93%	5.63%	5.53%	5.78%
Portfolio turnover rate	40%	28%	48%	51%	55%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

72

Class Z Shares
	Year Ended August 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.46	$5.39	$5.82	$5.62	$5.61
Income (loss) from investment operations:
Net investment income (loss)	.34	.34	.34	.35	.36
Net realized and unrealized gain (loss) on investment transactions	.13	.08	(.41)	.22	.04
Total from investment operations	.47	.42	(.07)	.57	.40
Less Dividends:
Dividends from net investment income	(.35)	(.35)	(.36)	(.37)	(.39)
Net asset value, end of year	$5.58	$5.46	$5.39	$5.82	$5.62
Total Return(b):	8.89%	8.26%	(1.29)%	10.38%	7.13%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,912,057	$2,661,635	$1,510,074	$1,336,453	$1,010,477
Average net assets (000)	$2,808,766	$1,842,948	$1,394,662	$1,254,191	$911,701
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.55%	.57%	.58%	.57%	.58%
Expenses before waivers and/or expense reimbursement	.55%	.57%	.58%	.57%	.58%
Net investment income (loss)	6.25%	6.44%	6.13%	6.02%	6.29%
Portfolio turnover rate	40%	28%	48%	51%	55%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential High Yield Fund	73

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 15:

We have audited the accompanying statement of assets and liabilities of Prudential High Yield Fund (the “Fund”), a series of Prudential Investment Portfolios, Inc. 15, including the schedule of investments, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 17, 2017

74

Federal Income Tax Information (unaudited)

For the year ended August 31, 2017, the Fund reports the maximum amount allowable but not less than 84.69% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2017.

Prudential High Yield Fund	75

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential High Yield Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (56)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011- present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

±	Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential High Yield Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined PIP 15’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential High Yield Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential High Yield Fund1 (the “Fund”) consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit. In considering the renewal of the agreements, the Board, including all of the Independent Directors2, met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular

[1]	Prudential High Yield Fund is a series of Prudential Investment Portfolios, Inc. 15.
[2]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the advisory agreements.

Prudential High Yield Fund

Approval of Advisory Agreements (continued)

Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Fixed Income. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments. The

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Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential High Yield Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments and PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments, association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper High Yield Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential High Yield Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential High Yield Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL HIGH YIELD FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PBHAX	PBHYX	PRHCX	PHYQX	JDYRX	PHYZX
CUSIP	74440Y108	74440Y207	74440Y306	74440Y884	74440Y603	74440Y801

MF110E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2017 and August 31, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $81,321 and $102,271 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2017 and August 31, 2016: none.

(c) Tax Fees

For the fiscal years ended August 31, 2017 and August 31, 2016: none.

(d) All Other Fees

For the fiscal years ended August 31, 2017 and August 31, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments LLC and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended August 31, 2017 and August 31, 2016: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2017 and August 31, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 15

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 18, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	October 18, 2017